[LOGO OF SANWA BANK APPEARS HERE]


                                                                   Exhibit 10.39


                           LINE OF CREDIT AGREEMENT


This line of Credit Agreement ("Agreement") is made and entered into this 1st day of July, 1998 by and between SANWA BANK OF CALIFORNIA (the "Bank") and ATG INC. (the "Borrower").

                                   SECTION 1

                                  DEFINITIONS

1.01. CERTAIN DEFINED TERMS. Unless elsewhere defined in this Agreement the following terms shall have the following meanings (such meanings to be generally applicable to the singular and plural forms of the terms defined):

     A. "ADVANCE" shall mean an advance to the Borrower under any line of credit facility or similar facility provided for in Section II of this Agreement which provides for draws by the Borrower against an established credit line.

     B. "BUSINESS DAY" shall mean a day, other than a Saturday or Sunday, on which commercial banks are open for business in California.

     C. "COLLATERAL" shall mean the property in which the Bank is granted a security interest pursuant to provisions of the section herein entitled "Collateral" together with any other personal or real property in which the Bank may be granted a lien or security interest to secure payment of the Obligations.

     D.   "DEBT" shall mean all liabilities of the Borrower less Subordinated
     Debt.

     E. "EFFECTIVE TANGIBLE NET WORTH" shall mean the Borrower's stated net worth plus Subordinated Debt but less all intangible assets of the Borrower (i.e., goodwill, trademarks, patents, copyrights, organization expense and similar intangible items).

     F. "ENVIRONMENTAL CLAIMS" shall mean all claims, however asserted, by any governmental authority or other person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (i) the presence, placement, discharge, emission or release (including intentional, and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emission or releases) of any Hazardous Materials at, in or from property owned, operated or controlled by the Borrower, or (ii) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

     G. "ENVIRONMENTAL LAWS" shall mean all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authorities, in each case relating to environmental health, safety and land use matters: including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the California Hazardous Waste Control Law, the California Solid Waste Management, Resource, Recovery and Recycling Act, the California Water Code and the California Health and Safety Code.

     H. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

     I. "EVENT OF DEFAULT" shall have the meaning set forth in section herein entitled "Events of Default".

     J. "HAZARDOUS MATERIALS" shall mean all those substances which are regulated by, or which may form the basis of liability under any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

     K. "INDEBTEDNESS" shall mean, with respect to the Borrower, (i) all indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which the Borrower is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which the Borrower accounting principles, reported as capital leases in respect of which the Borrower is liable, contingently or otherwise, or in respect of which the Borrower otherwise assures a creditor against loss.

     L. "OBLIGATIONS" shall mean all amounts owing by the Borrower to the Bank pursuant to this Agreement including, but not limited to, the unpaid principal amount of Advances.

     M. "PERMITTED LIENS" shall mean: (i) liens and security interests securing indebtedness owned by the Borrower to the Bank: (ii) liens for taxes, assessments or similar charges either not yet due or being contested in good faith, provided proper reserves are maintained therefor in accordance with generally accepted accounting procedure; (iii) liens of materialmen, mechanics, warehousemen, or carriers or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (iv) purchase money liens or purchase money security interests upon or in any property acquired or held by the Borrower in the ordinary course of business to secure Indebtedness outstanding on the date hereof or permitted to be incurred pursuant to this Agreement; (v) liens and security interests which, as of the date hereof, have been disclosed to an approved by the Bank in writing; and (vi) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of the Borrower's assets.

     N. "REFERENCE RATE" shall mean an index for a variable interest rate which is quoted, published or announced from time to time by the Bank as its reference rate and as to which loans may be the Bank at, below or above reference rate.

     O. "SUBORDINATED DEBT" shall mean such liabilities of the Borrower which have been subordinated to those owned to the Bank in a manner acceptable to the Bank.

1.02. ACCOUNTING TERMS. All references to financial statements, assets, liabilities, and similar accounting items not specifically defined herein shall mean such


                                      (i)
financial statements or such items prepared or determined in accordance with generally accepted accounting principles consistently applied and, except where otherwise specified, all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

1.03 OTHER TERMS. Other terms not otherwise defined shall have the meanings attributed to such terms in the California Uniform Commercial Code.

                                  SECTION II
                               CREDIT FACILITIES

2.01 COMMITMENT TO LEND. Subject to the terms and conditions of this Agreement and so long as no Event of Default occurs, the Bank agrees to extend to the Borrower the credit accommodations that follow.

2.02 LINE OF CREDIT FACILITY. The Bank agrees to make loans and Advances to the Borrower, upon the Borrower's request therefor made prior to the Expiration Date (as defined below in this Section 2.02), up to a total principal amount from time to time outstanding of not more than $8,000,000.00. Within the foregoing limits, the Borrower may borrow, partially or wholly prepay, and reborrow under this Line of Credit facility.

     A. PURPOSE. Advances made under this Line of Credit shall be used to renew any outstanding principal balance owing on an existing loan with the Bank and provide additional funds for the working capital needs of the Borrower.

     B. INTEREST RATE. Interest shall accrue on the outstanding principal balance of Advances under this Line of Credit at a variable rate equal to the Bank's Reference Rate, per annum, as it may change from time to time. (Such rate is referred to in this Section 2.02 as the "Variable Rate".) The Variable Rate shall be adjusted concurrently with any change in the Reference Rate. Interest shall be calculated on the basis of 360 days per year but charged on the actual number of days elapsed.

     C. PAYMENT OF INTEREST. The Borrower hereby promises and agrees to pay interest monthly on the last day of each month, commencing on July 31, 1998.

     D. REPAYMENT OF PRINCIPAL. Unless sooner due in accordance with the terms of this Agreement, on June 30, 1999 the Borrower hereby promises and agrees to pay to the Bank in full the aggregate unpaid principal balance of all Advances then outstanding, together with all accrued and unpaid interest thereon.

     Any payment received by the Bank shall, at the Bank's option, first be applied to pay any late fees or other fees then due and unpaid, and then to interest then due and unpaid and the remainder thereof (if any) shall be applied to reduce principal.

     E. LATE FEE. If any regularly scheduled payment of principal and/or interest (exclusive of the final payment upon maturity), or any portion thereof, under this Line of Credit is not paid within ten (10) calendar days after it is due, a late payment charge equal to five percent (5%) of such past due payment may be assessed and shall be immediately payable.

     F. MAKING LINE ADVANCES/NOTICE OF BORROWING. Each Advance made hereunder shall be conclusively deemed to have been made at the request of and for the benefit of the Borrower (i) when credited to any deposit account of the Borrower maintained with the Bank or (ii) when paid in accordance with the Borrower's written instructions. Subject to any other requirements set forth in this Agreement. Advances shall be made by the Bank upon telephonic or written notice received from the Borrower in form acceptable to the Bank, which notice shall be received not later than 2:00 p.m. (California
     Time) on the date specified for such Advance, which date shall be a Business Day. Requests for Advances received after such time may, at the Bank's option, be deemed to be a request for an Advance to be made on the next succeeding Business Day.

     G. FACILITY FEES. The following fees for this facility shall be paid in cash upon execution of this Agreement or prior to funding of this facility:
     Loan Fees in the amount of $15,000.00

     H. EXPIRATION OF THE LINE OF CREDIT FACILITY. Unless earlier terminated in accordance with the terms of this Agreement, the Bank's commitment to make Advances to the Borrower hereunder shall automatically expire on June 30, 1999 (the "Expiration Date"), and the Bank shall be under no further obligation to advance any monies thereafter.

     I. LINE ACCOUNT. The Bank shall maintain on its books a record of account in which the Bank shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the Line of Credit facility (the "Line Account"). The Bank shall provide the Borrower with a monthly statement of the Borrower's Line Account, which statement shall be considered to be correct and conclusively binding on the Borrower unless the Bank is notified by the Borrower to the contrary within thirty (30) days after the Borrower's receipt of any such statement which is deemed to be incorrect.

     J. AMOUNTS PAYABLE ON DEMAND. If the Borrower fails to pay on demand any amount so payable under this Agreement, the Bank may, at its option and without any obligation to do so and without waiving any default occasioned by the Borrower's failure to pay such amount, create an Advance in an amount equal to the amount so payable, which Advance shall thereafter bear interest as provided under this Line of Credit facility.

     In addition, the Borrower hereby authorizes the Bank, if and to the extent payment owed to the Bank under this Line of Credit facility is not made when due, to charge, from time to time, against any or all of the deposit accounts maintained by the Borrower with the Bank any amount so due.

                                  SECTION III
                                  COLLATERAL

3.01. GRANT OF SECURITY INTEREST. To secure payment and performance of all of the Borrower's Obligations under this Agreement and the performance of all the terms, covenants and agreements contained in this Agreement (and any and all modifications, extensions and renewals of the Agreement) and in any other document, instrument or agreement evidencing or related to the Obligations or the Collateral, and also to secure all other liabilities, loans, guarantees, covenants and duties owed by the Borrower to the Bank, whether or not evidenced by this or by any other agreement, absolute or contingent, due or to become due, now existing or hereafter and howsoever created, the Borrower hereby grants to the Bank a security interest in and to all of the following property:

     A. EQUIPMENT. All goods and equipment ("Equipment") now owned or hereafter acquired by the Borrower or in which the Borrower now has or may hereafter acquire any interest including, but not limited to, all machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles of every kind and description and all additions, accessions, improvements, replacements and substitutions thereto and thereof.

     B. INVENTORY. All inventory ("Inventory") now owned or hereafter acquired by the Borrower including, but not limited to, all raw materials, work in process, finished goods, merchandise, parts and supplies of every kind and description, including inventory temporarily out of the Borrower's custody or possession, together with all returns on accounts.

     C. ACCOUNTS AND CONTRACT RIGHTS. All accounts and contract rights now owned or hereafter created or acquired by the Borrower, including but not limited to, all receivables and all rights and benefits due to the Borrower under any contract or agreement.

     D. GENERAL INTANGIBLES. All general intangibles now owned or hereafter created or acquired by the Borrower, including but not limited to, goodwill.

                                      (2)
     trademarks, trade styles, trade names, patents, patent applications, software, customer lists and business records.

     E. CHATTEL PAPER AND DOCUMENTS. All documents, instruments and chattel paper now owned or hereafter acquired by the Borrower.

     F. MONIES AND OTHER PROPERTY IN POSSESSION. All monies, and property of the Borrower now or hereafter in the possession of the Bank or the Bank's agents, or any one of them, including, but not limited to, all deposit accounts, certificates of deposit, stocks, bonds, indentures, warrants, options and other negotiable and non-negotiable securities and instruments, together with all stock rights, rights to subscribe, liquidating dividends, cash dividends, payments, dividends paid in stock, new securities or other property to which the Borrower may become entitled to receive on account of such property.

3.02. CONTINUING LIEN & PROCEEDS. The Bank's security interest in the Collateral shall be a continuing lien and shall include all proceeds and products of the Collateral including, but not limited to, the proceeds of any insurance thereon as well as all accounts, contract rights, documents, instruments and chattel paper resulting from the sale or disposition of any Equipment.

3.03 EXCLUSION OF CONSUMER DEBT. The Obligations and performance secured hereby shall not include any indebtedness of the Borrower incurred for personal, family or household purposes except to the extent any disclosure required under any consumer protection law (including but not limited to the Truth in Lending Act) or any regulation thereto, as now existing or hereafter amended, is or has been given.

                                  SECTION IV
                             CONDITIONS PRECEDENT

4.01. CONDITIONS PRECEDENT TO THE INITIAL EXTENSION OF CREDIT AND/OR FIRST ADVANCE. The obligation of the Bank to make the initial extension of credit and/or the first Advance hereunder is subject to the conditions precedent that the Bank shall have received before the date of such extension of credit and/or the first Advance all of the following, in form and substance satisfactory to the Bank:

     A. AUTHORITY TO BORROW. Evidence relating to the duly given approval and authorization of the execution, delivery and performance of this Agreement, all other documents, instruments and agreements required under this Agreement and all other actions to be taken by the Borrower hereunder or thereunder.

     B. GUARANTOR. A continuing guaranty in favor of the Bank, in form and substance satisfactory to the Bank, executed by ATG Richland Corporation (the "Guarantor"), together with evidence that the execution, delivery and performance of the Guaranty by the Guarantor has been duly authorized.

     C. LOAN FEES. Evidence that any required loan fees and expenses as set forth above with respect to each credit facility have been paid or provided for by the Borrower.

     D. AUDIT. The opportunity to conduct an audit of the Borrower's books, records and operations and the Bank shall be satisfied as to the condition thereof.

     E. MISCELLANEOUS DOCUMENTS. Such other documents, instruments, agreements and opinions as are necessary, or as the Bank may reasonably require, to consummate the transactions contemplated under this Agreement, all fully executed.

4.02. CONDITIONS PRECEDENT TO ALL EXTENSIONS OF CREDIT AND/OR ADVANCES. The obligation of the Bank to make any extensions of credit and/or each Advance to or on account of the Borrower (including the initial extension of credit and/or the first Advance) shall be subject to the further conditions precedent that, as of the date of each extension of credit or Advance and after the making of such extension of credit or Advance:

     A. REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in the Section entitled "Representations and Warranties" herein and in any other document, instrument, agreement or certificate delivered to the Bank hereunder are true and correct.

     B. COLLATERAL. The security interest in the Collateral has been duly authorized, created and perfected with first priority and is in full force and effect and the Bank has been provided with satisfactory evidence of all filings necessary to establish such perfection and priority.

     C. EVENT OF DEFAULT. No event has occurred and is continuing which constitutes, or with the lapse of time or giving of notice or both, would constitute an Event of Default.

     D. SUBSEQUENT APPROVALS, ETC. The Bank shall have received such supplemental approvals, opinions or documents as the Bank may reasonably request.

4.03. REAFFIRMATION OF STATEMENTS. For the purposes hereof, the Borrower's acceptance of the proceeds of any extension of credit and the Borrower's execution of any document or instrument evidencing or creating any Obligation hereunder shall each be deemed to constitute the Borrower's representation and warranty that the statements set forth above in this Section are true and correct.

                                   SECTION V
                        REPRESENTATIONS AND WARRANTIES

The Borrower hereby makes the following representations and warranties to the Bank, which representations and warranties are continuing:

5.01. STATUS. The Borrower is a corporation duly organized and validly existing under the laws of the State of California and is properly licensed, qualified to do business and in good standing in, and, where necessary to maintain the Borrower's rights and privileges, has complied with the fictitious name statute of every jurisdiction in which the Borrower is doing business.

5.02. AUTHORITY. The execution, delivery and performance by the Borrower of this Agreement and any instrument, document or agreement required hereunder have been duly authorized and do not and will not: (i) violate any provision of any law, rule, regulation, writ, judgment or injunction presently in effect affecting the Borrower; (ii) require any consent or approval of the stockholders of the Borrower or violate any provision of the articles of incorporation or by-laws of the Borrower; or (iii) result in a breach of or constitute a default under any material agreement to which the Borrower is a party or by which it or its properties may be bound or affected.

5.03. LEGAL EFFECT. This Agreement constitutes, and any document, instrument or agreement required hereunder when delivered will constitute, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

5.04. FICTITIOUS TRADE STYLES. The Borrower currently uses no fictitious trade styles in connection with its business operations.The Borrower shall notify the Bank within thirty (30) days of the use of any fictitious trade style at any future date, indicating the trade style and state(s) of its use.

5.05. FINANCIAL STATEMENTS. All financial statements, information and other data which may have been and which may hereafter be submitted by the Borrower to the Bank are true, accurate and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and accurately represent the Borrower's financial condition and, as applicable, the other information disclosed therein. Since the most recent submission of any such financial statement, information or other data to the Bank, the Borrower represents and warrants that no material adverse change in the Borrower's financial condition or operations has occurred which has not been fully disclosed to the Bank in writing.

                                      (3)

5.06. LITIGATION. Except as have been disclosed to the Bank in writing, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or the Borrower's properties before any court or administrative agency which, if determined adversely to the Borrower, would have a material adverse effect on the Borrower's financial condition, operations or the Collateral.

5.07. TITLE TO ASSETS. The Borrower has good and marketable title to all of its assets (including, but not limited to, the Collateral) and the same are not subject to any security interest, encumbrance, lien or claim of any third person except for Permitted Liens.

5.08. ERISA. If the Borrower has a pension, profit sharing or retirement plan subject to ERISA, such plan has been and will continue to be funded in accordance with its terms and otherwise complies with and continues to comply with the requirements of ERISA.

5.09. TAXES. The Borrower has filed all tax returns required to be filed and paid all taxes shown thereon to be due, including interest and penalties, other than taxes which are currently payable without penalty or interest or those which are being duly contested in good faith.

5.10. ENVIRONMENTAL COMPLIANCE. The operations of the Borrower comply, and during the term of this Agreement will at all times comply, in all respects with all Environmental Laws; the Borrower has obtained licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for its ordinary operations, all such Environmental Permits are in good standing, and the Borrower is in compliance with all material terms and conditions of such Environmental Permits; neither the Borrower nor any of its present properties or operations are subject to any outstanding written order from or agreement with any governmental authority nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material; there are no Hazardous Materials or other conditions or circumstances existing, or arising from operations prior to the date of this Agreement, with respect to any property of the Borrower that would reasonably be expected to give rise to Environmental Claims; provided however, that with respect to property leased from an unrelated third party, the foregoing representation is made to the best knowledge of the Borrower. In addition, (i) the Borrower does not have or maintain any underground storage tanks which are not properly registered or permitted under applicable Environmental Laws or which are leaking or disposing of Hazardous Materials off-site, and (ii) the Borrower has notified all of its employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under Title III of CERCLA and all other Environmental Laws.

                                  SECTION VI

                                   COVENANTS

The Borrower covenants and agrees that, during the term of this Agreement, and so long thereafter as the Borrower is indebted to the Bank under this Agreement, the Borrower shall, unless the Bank otherwise consents in writing:

6.01. PRESERVATION OF EXISTENCE; COMPLIANCE WITH APPLICABLE LAWS. Maintain and preserve its existence and all rights and privileges now enjoyed; not liquidate or dissolve, merge or consolidate with or into, or acquire any other business organization; and conduct its business in accordance with all applicable laws, rules and regulations.

6.02. MAINTENANCE OF INSURANCE. Maintain insurance in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower operates and maintain such other insurance and coverages as may be required by the Bank. All such insurance shall be in form and amount and with companies satisfactory to the Bank. With respect to insurance covering properties in which the Bank maintains a security interest or lien, such insurance shall be in an amount not less than the full replacement value thereof, at the Bank's request, shall name the Bank as loss payee pursuant to a loss payable endorsement satisfactory to the Bank and shall not be altered or canceled except upon ten (10) days' prior written notice to the Bank. Upon the Bank's request, the Borrower shall furnish the Bank with the original policy or binder of all such insurance.

6.03. MAINTENANCE OF COLLATERAL AND OTHER PROPERTIES. Except for Permitted Liens, the Borrower shall keep and maintain the Collateral free and clear of all levies, liens, encumbrances and security interests (including but not limited to, any lien of attachment, judgement or execution) and defend the Collateral against any such levy, lien, encumbrance or security interest; comply with all laws, statutes and regulations pertaining to the collateral and it use and operation; execute, file and record such statements, notices and agreements, take such actions and obtain such certificates and other documents as necessary to perfect, evidence and continue the Bank's security interest in the Collateral and the priority thereof; maintain accurate and complete records of the collateral which show all sales, claims and allowances; and properly care for, house, store and maintain the Collateral in good condition, free of misuse, abuse and deterioration, other than normal wear and tear. The Borrower shall also maintain and preserve all its properties in good working order and condition in accordance with the general practice of other businesses of similar character and size, ordinary wear and tear excepted.

6.04.     LOCATION AND MAINTENANCE OF EQUIPMENT.

          A. LOCATION. The Equipment shall at all time be in the Borrower's physical possession, shall not be held for sale or lease and shall be kept only at the following location(s): 47375 Fremont Boulevard, Fremont, CA 94538.

          The Borrower shall not secrete, abandon or remove, or permit the removal of, the Equipment, or any part thereof, from the location(s) shown above or remove or permit to be removed any accessories now or hereafter placed upon the Equipment.

          B. EQUIPMENT SCHEDULES. Upon the Bank's demand, the Borrower shall immediately provide the Bank with a complete and accurate description of the Equipment including, as applicable, the make, model, identification number and serial number of each item of Equipment. In addition, the Borrower shall immediately notify the Bank of the acquisition of any new or additional Equipment or the replacement of any existing Equipment and shall supply the Bank with a complete description of any such additional or replacement Equipment.

          C. MAINTENANCE OF EQUIPMENT. The Borrower shall, at the Borrower's sole cost and expense, keep and maintain the Equipment in a good state of repair and shall not destroy, misuse, abuse, illegally use or be negligent in the care of the Equipment or any part thereof. The Borrower shall not remove, destroy, obliterate, change, cover, paint, deface or alter the name plates, serial numbers, labels or other distinguishing numbers or identification marks placed upon the Equipment or any part thereof by or on behalf of the manufacturer, any dealer or rebuilder thereof, or the Bank. The Borrower shall not be released from any liability to the Bank hereunder because of any injury to or loss or destruction of the Equipment. The Borrower shall allow the Bank and its representatives free access to and the right to inspect the Equipment at all times and shall comply with the terms and conditions of any leases covering the real property on which the Equipment is located and any orders, ordinances, laws, regulations or rules of any federal, state or municipal agency or authority having jurisdiction of such real property or the conduct of business of the persons having control or possession of the Equipment.

          D. FIXTURES. The Equipment is not now and shall not at any time hereafter be so affixed to the real property on which it is located as to become a fixture or a part thereof. The Equipment is now and shall at all times hereafter be and remain personal property of the Borrower.

6.05. LOCATION AND QUALITY OF INVENTORY. The Inventory (i) is now and shall at all times hereafter be of good and merchantable quantity and free from defects; (ii) is not now and shall not at any time hereafter be stored with a bailee, warehouseman or similar party without the Bank's prior written consent and, in such event the Borrower will concurrently therewith cause any such bailee, warehouseman or similar party to issue and deliver to the Bank, in form acceptable to the Bank warehouse receipts in the Bank's name evidencing the storage of inventory; (iii) shall at all times (except as otherwise permitted by this section) be in the Borrower's

                                      (4)
physical possession; (iv) shall not be held by others on consignment, sale on approval, or sale or return; and (v) shall be kept only at the following locations(s): 47375 Fremont Boulevard, Fremont, CA 94538.

6.06. PAYMENT OF OBLIGATIONS AND TAXES. Make timely payment of all assessments and taxes and all of its liabilities and obligations including, but not limited to, trade payables, unless the same are being contested in good faith by appropriate proceedings with the appropriate court or regulatory agency. For purposes hereof, the Borrower's issuance of a check, draft or similar instrument without delivery to the intended payee shall not constitute payment.

6.07. INSPECTION RIGHTS. At any reasonable time and from time to time permit the Bank or any representative thereof to examine and make copies of the records and visit the properties of the Borrower and to discuss the business and operations of the Borrower with any employee or representative thereof. If the Borrower now or at any time hereafter maintains any records (including, but not limited to, computer generated records and computer programs for the generation of such records) in the possession of a third party, the Borrower hereby agrees to notify such third party to permit the Bank free access to such records at all reasonable times and to provide the Bank with copies of any records it may request, all at the Borrower's expense, the amount of which shall be payable immediately upon demand. In addition, the Bank may, at any reasonable time and from time to time, conduct inspections and audits of the Collateral and the Borrower's accounts payable, the cost and expenses of which shall be paid by the Borrower to the Bank upon demand.

6.08. REPORTING REQUIREMENTS. Deliver or cause to be delivered to the Bank in form and detail satisfactory to the Bank:

       A. ANNUAL STATEMENTS. Not later than 120 days after the end of each of the Borrower's fiscal years, a copy of the annual financial report of the Borrower for such year, which report shall be a CPA audited report.

       B. RECEIVABLES AND PAYABLES AGINGS. Not later than 45 days after the end of each fiscal quarter, an aging of accounts receivable and an aging of accounts payable.

       C. INTERIM STATEMENTS. Not later than 45 days after the end of each of the first three fiscal quarters of the Borrower, a copy of the Borrower's financial statement as of the end of such fiscal quarter.

       D. OTHER INFORMATION. Promptly upon the Bank's request, such other information pertaining to the Borrower, the Collateral, or any Guarantor as the Bank may reasonably request.

6.09. PAYMENT OF DIVIDENDS. The Borrower shall not declare or pay any dividends on any class of its stock now or hereafter outstanding except dividends payable solely in the corporation's capital stock.

6.10. REDEMPTION OR REPURCHASE OF STOCK. The Borrower shall not redeem or repurchase any class of its corporate stock now or hereafter outstanding.

6.11. ADDITIONAL INDEBTEDNESS. Not, after the date hereof, create, incur or assume, directly or indirectly, any liability or indebtedness other than (i) indebtedness owned or to be owed to the Bank, (ii) indebtedness to trade creditors incurred in the ordinary course of the Borrower's business, or (iii) additional indebtedness up to an aggregate amount not exceeding $2,000,000.00 in any one fiscal year.

6.12. LOANS. Not make any loans or advances or extend credit to any third person, including, but not limited to, directors, officers, shareholders, partners, employees, affiliated entities or subsidiaries of the Borrower, except for credit extended in the ordinary course of the Borrower's business as presently conducted and except loans up to an aggregate amount not exceeding $500,000,00 in any one fiscal year.

6.13. LIENS AND ENCUMBRANCES. Not create, assume or permit to exist any security interest, encumbrance, mortgage, deed of trust or other lien (including, but not limited to, a lien of attachment, judgment or execution) affecting any of the Borrower's properties, or execute or allow to be filed any financing statement or continuation thereof affecting any such properties, except for Permitted Liens or as otherwise provided in this Agreement and except for liens or encumbrances up to an aggregate amount not exceeding $2,000,000.00 in any one fiscal year.

6.14. TRANSFER ASSETS. Not sell, contract for sale, transfer, convey, assign, lease or sublet any assets of the Borrower, including, but not limited to, the Collateral, except in the ordinary course of business as presently conducted by the Borrower, and then, only for full, fair and reasonable consideration.

6.15. CHANGE IN THE NATURE OF BUSINESS. Not make any material change in the Borrower's financial structure or in the nature of the Borrower's business as existing or conducted as of the date of this Agreement.

6.16.  FINANCIAL CONDITION. Maintain at all times:

       A. NET WORTH. A minimum Effective Tangible Net Worth of not less than $20,000,000.00 plus 75% of the next proceeds from any sale of stock to the public through a public offering.

       B. DEBT TO NET WORTH RATIO. A Debt to Effective Tangible Net Worth ratio of not more than 1.00 to 1.00.

       C. QUICK RATIO. A ratio of the sum of cash, cash equivalents and accounts receivable less unbilled receivables to current liabilities of not less than 1.30 to 1.00.

       D. DEBT SERVICE COVERAGE RATIO. A Debt Service Coverage Ratio (which is defined herein as the sum of net profit after tax plus depreciation, amortization and term interest expense less dividends, distributions and withdrawals divided by the current portion long term debt plus term interest expense) of not less than 1.05 to 1.00, measured at each fiscal year end.

       E. PROFITABILITY. The Borrower shall not show a net loss in any two consecutive fiscal quarters.

6.17. COMPENSATION OF EMPLOYEES. Compensate the employees of the Borrower for services rendered at an hourly rate at least equal to the minimum hourly rate prescribed by any applicable federal or state law or regulation.

6.18. CAPITAL EXPENSES. Not make any fixed capital expenditure or any commitment therefor, including, but not limited to, incurring liability for uses which would be, in accordance with generally accepted accounting principles, reported as capital leases, or purchase any real or personal property except for expenditures in an aggregate amount not exceeding $5,000,000.00 in any one fiscal year.

6.19.  ENVIRONMENTAL COMPLIANCE. The Borrower shall:

       A. Conduct the Borrower's operations and keep and maintain all of its properties in compliance with all Environmental Laws.

       B. Give prompt written notice to the Bank, but in no event later than 10 days after becoming aware, of the following: (i) any enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Borrower or any of its affiliates or any of its respective properties pursuant to any applicable Environmental Laws, (ii) all other Environmental Claims, and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Borrower or its affiliates that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws.

       C. Upon the written request of the Bank, the Borrower shall submit to the Bank, at its sole cost and expense, at reasonable intervals, a report providing an

                                      (5)
       update of the status any environmental, health or safety compliance, hazard or liability issue identified in any notice required pursuant to this Section.

       D. At all times indemnify and hold harmless the Bank from and against any and all liability arising out of any Environmental Claims.

6.20. NOTICE. Give the Bank prompt written notice of any and all (i) Events of Default; (ii) litigation, arbitration or administrative proceedings to which the Borrower is a party and in which the claim or liability exceeds $100,000.00 or which affects the Collateral; (iii) any change in the place of business of the Borrower or the acquisition of more than one place of business by the Borrower;
(iv) any proposed or actual change in the name, identity or business nature of the Borrower: (v) any change in the location of the Equipment or Inventory; and
(vi) other matters which have resulted in, or might result in a material adverse change in the Collateral or the financial condition or business operations of the Borrower.

                                  SECTION VII

                               EVENTS OF DEFAULT

Any one or more of the following described events shall constitute an event of default under this Agreement:

7.01. NON-PAYMENT. The Borrower shall fail to pay any Obligations within 10 days of when due.

7.02. PERFORMANCE UNDER THIS AND OTHER AGREEMENTS. The Borrower shall fail in any material respect to perform or observe any term, covenant or agreement contained in this Agreement or in any document, instrument or agreement evidencing or relating to any indebtedness of the Borrower (whether owed to the Bank or third persons), and any such failure (exclusive of the payment of money to the Bank under this Agreement or under any other document, instrument, instrument or agreement, which failure shall constitute and be an immediate Event of Default if not paid when due or when demanded to be due) shall continue for more than 30 days after written notice from the Bank to the Borrower of the existence and character of such Event of Default.

7.03. REPRESENTATIONS AND WARRANTIES; FINANCIAL STATEMENTS. Any representation or warranty made by the Borrower under or in connection with this Agreement or any financial statement given by the Borrower or any Guarantor shall prove to have been incorrect in any material respect when made or given or when deemed to have been made or given.

7.04. INSOLVENCY. The Borrower or any Guarantor shall: (i) become insolvent or be unable to pay its debts as they mature; (ii) make an assignment fir the benefit of creditors or to an agent authorized to liquidate any substantial amount of its properties or assets; (iii) file a voluntary petition in bankruptcy or seeking reorganization or to effect a plan or other arrangement with creditors; (iv) file an answer admitting the material allegations of an involuntary petition relating to bankruptcy or reorganization or join in any such petition; (v) become or be adjudicated a bankrupt; (vi) apply for or consent to the appointment of, or consent that an order be made, appointing any receiver, custodian or trustee for itself or any of its properties, assets or businesses ; or (vii) any receiver, custodian or trustee shall have been appointed for all or a substantial part of its properties, assets or businesses and shall not be discharged within 30 days after the date of such appointment.

7.05. EXECUTION. Any writ of execution or attachment or any judgment lien shall be issued against any property of the Borrower and shall not be discharged or bonded against or released within 30 days after the issuance or attachment of such writ or lien.

7.06. REVOCATION OR LIMITATION OR GUARANTY. Any Guaranty shall be revoked or limited or its enforceability or validity shall be contested by any Guarantor, by operation of law, legal proceeding or otherwise or any Guarantor who is a natural person shall die.

7.07. SUSPENSION. The Borrower shall voluntarily suspend the transaction of business or allow to be suspended, terminated, revoked or expired any permit, license or approval of any governmental body necessary to conduct the Borrower's business as now conducted.

7.08. CHANGE IN OWNERSHIP. There shall occur a sale, transfer, disposition or encumbrance (whether voluntary or involuntary), or an agreement shall be entered into to do so, with respect to more than 10% of the issued and outstanding capital stock of the Borrower.

7.09. IMPAIRMENT OF COLLATERAL. There shall occur any injury or damage to all or any part of the Collateral or all or any part of the Collateral shall be lost, stolen or destroyed, which changes cause the Collateral, in the sole and absolute judgement of the Bank, to become unacceptable as to character and value.

                                 SECTION VIII

                              REMEDIES ON DEFAULT

Upon the occurrence of any Event of Default, the Bank may, at its sole election, without demand and upon only such notice as may be required by law:

8.01. ACCELERATION. Declare any or all of the Borrower's indebtedness owing to the Bank, whether under this Agreement or under any other document, instrument or agreement, immediately due and payable, whether or not otherwise due and payable.

8.02. CEASE EXTENDING CREDIT. Cease making Advances or otherwise extending credit to or for the account of the Borrower under this Agreement or under any other agreement now existing or hereafter entered into between the Borrower and the Bank.

8.03. TERMINATION. Terminate this Agreement as to any future obligation of the Bank without affecting the Borrower's obligations to the Bank or the Bank's rights and remedies under this Agreement or under any other document, instrument or agreement.

8.04. SEGREGATE COLLECTIONS. Require the Borrower to segregate all collections and proceeds of the Collateral so that they are capable of identification and to deliver such collections and proceeds to the Bank, in kind, without commingling, at such times and in such manner as required by the Bank.

8.05. RECORDS OF COLLATERAL. Require the Borrower to periodically deliver to the Bank records and schedules showing the status, condition and location of the Collateral and such contracts or other matters which affect the Collateral. In connection herewith, the Bank may conduct such audits or other examination of such records, including, but not limited to, verification of balances owing by any account debtor of the Borrower, as the Bank, in its sole and absolute discretion, deems necessary.

8.06.   NOTIFICATION OF ACCOUNT DEBTORS.
        A. Notify any or all of the Borrower's Account Debtors, or any buyers or transferees of the Collateral or other persons of the Bank's interest in the Collateral and the proceeds thereof and instruct such person(s) to thereafter make any payment due the Borrower directly to the Bank.

        B. The Borrower hereby irrevocably and unconditionally appoints the Bank as its attorney-in-fact to: (i) endorse the Borrower's name on any notes, acceptances, checks, drafts, money orders or other evidence of payment that may come into the Bank's possession; (ii) sign the Borrower's name on any invoice or bill of lading relating to any of the Collateral; (iii) notify post office authorities to change the address for delivery of mail addressed to the Borrower to such address as the Bank may designate and take possession of and open mail addressed to the Borrower and remove therefrom, proceeds of and payments on the Collateral; and (iv) demand, receive and endorse payment and give receipts, releases and satisfactions for and sue for all money payable to the

                                              (6)

      Borrower. All of the preceding may be done either in the name of the Bank or in the name of the Borrower with the same force and effect as the Borrower could have done had this Agreement not been entered into.

      C. Require the Borrower to indicate on the face of all invoices (or such other documentation as may be specified by the Bank relating to the sale, delivery or shipment of goods giving rise to the account) that the account has been assigned to the Bank and that all payments are to be made directly to the Bank at such address as the Bank may designate.

8.07. COMPROMISE. Grant extensions, compromise claims and settle any account for less than the amount owing thereunder, all without notice to the Borrower or any obligor on or guarantor of the Obligations.

8.08. PROTECTION OF SECURITY INTEREST. Make such payments and do such acts as the Bank, in its sole judgement, considers necessary and reasonable to protect its security interest or lien in the Collateral. The Borrower hereby irrevocably authorizes the Bank to pay, purchase, contest or compromise any encumbrance, lien or claim which the Bank, in its sole judgement, deems to be prior or superior to its security interest. Further, the Borrower hereby agrees to pay to the Bank, upon demand therefor, all expenses and expenditures (including attorneys' fees) incurred in connection with the foregoing.

8.09. FORECLOSURE. Enforce any security interest or lien given or provided for under this Agreement or under any security agreement, mortgage, deed of trust or other document relating to the Collateral, in such manner and such order, as to all or any part of the Collateral, as the Bank, in its sole judgment, deems to be necessary or appropriate and the Borrower hereby waives any and all rights, obligations or defenses now or hereafter established by law relating to the foregoing. In the enforcement of its security interest or lien, the Bank authorized to enter upon the premises where any Collateral is located and take possession of the Collateral or any part thereof, together with the Borrower's records pertaining thereto, or the Bank may require the Borrower to assemble the Collateral and records pertaining thereto and make such Collateral and records available to the Bank at a place designated by the Bank. The Bank may sell the Collateral or any portions thereof, together with all additions, accessions and accessories thereto, giving only such notices and following only such procedures as are required by law, at either a public or private sale, or both, with or without having the Collateral present at the time of sale, which sale shall be on such terms and conditions and conducted in such manner as the Bank determines in its sole judgment to be commercially reasonable. Any deficiency which exists after the disposition or liquidation of the Collateral shall be a continuing liability of any obligor on or any guarantor of the Obligations and shall be immediately paid to the Bank.

8.10. APPLICATION OF PROCEEDS. All amounts received by the Bank as proceeds from the disposition or liquidation of the Collateral shall be applied to the Borrower's indebtedness to the Bank as follows: first, to the costs and expenses of collection, enforcement, protection and preservation of the Bank's lien in the Collateral, including court costs and reasonable attorneys' fees, whether or not suit is commenced by the Bank; next, to those costs and expenses incurred by the Bank in protecting, preserving, enforcing, collecting, selling or disposing of the Collateral; next, to the payment of accrued and unpaid interest on all of the Obligations; next, to the payment of the outstanding principal balance of the Obligations; and last, to the payment of any other indebtedness owed by the Borrower to the Bank. Any excess Collateral or excess proceeds existing after the disposition or liquidation of the Collateral will be returned or paid by the Bank to the Borrower.

8.11. NON-EXCLUSIVITY OF REMEDIES. Exercise one or more of the Bank's rights set forth herein or seek such other rights or pursue such other remedies as may be provided by law, in equity or in any other agreement now existing or hereafter entered into between the Borrower and the Bank, or otherwise.

                                  SECTION IX

                           MISCELLANEOUS PROVISIONS

9.01. DEFAULT INTEREST RATE. If an Event of Default has occurred and is continuing, the Bank, at its option, may require the Borrower to pay to the Bank interest on any Indebtedness or amount payable under this Agreement at a rate which is 3% in excess of the rate or rates otherwise then in effect under this Agreement.

9.02. RELIANCE. Each warranty, representation, covenant and agreement contained in this Agreement shall be conclusively presumed to have been relied upon by the Bank regardless of any investigation made or information possessed by the Bank and shall be cumulative and in addition to any other warranties, representations, covenants or agreements which the Borrower shall now or hereafter give, or cause to be given, to the Bank.

9.03. DISPUTE RESOLUTION.

      A. DISPUTES. It is understood and agreed that, upon the request of any party to this Agreement, any dispute, claim or controversy of any kind, whether in contract or in tort, statutory or common law, legal or equitable, now existing or hereinafter arising between the parties in any way arising out of, pertaining to or in connection with: (i) this Agreement, or any related agreements, documents or instruments, (ii) all past and present loans, credits, accounts, deposit accounts (whether demand deposits or time deposits), safe deposit boxes, safekeeping agreements, guarantees, letters of credit, goods or services, or other transactions, contracts or agreements of any kind, (iii) any incidents, omissions, acts, practices, or occurrences causing injury to any party whereby another party or its agents, employees or representatives may be liable, in whole or in part, or (iv) any aspect of the past or present relationships of the parties, shall be resolved through a two-step dispute resolution process administered by the Judicial Arbitration & Mediation Services, Inc. ("JAMS") as follows:

      B. STEP I - MEDIATION. At the request of any party to the dispute, claim or controversy, the matter shall be referred to the nearest office of JAMS for mediation, which is an informal, non-binding conference or conferences between the parties in which a retired judge or justice from the JAMS panel will seek to guide the parties to a resolution of the case.

      C. STEP II - ARBITRATION (CONTRACTS NOT SECURED BY REAL PROPERTY). Should any dispute, claim or controversy remain unresolved at the conclusion of the Step I Mediation Phase, then (subject to the restriction at the end of this subparagraph) all such remaining matters shall be resolved by final and binding arbitration before a different judicial panelist, unless the parties shall agree to have the mediator panelist act as arbitrator. The hearing shall be conducted at a location determined by the arbitrator in Los Angeles, California (or such other city as may be agreed upon by the parties) and shall be administered by and in accordance with the then existing Rules of Practice and Procedure of JAMS and judgement upon any award rendered by the arbitrator may be entered by any State or Federal Court having jurisdiction thereof. The arbitrator shall determine which is the prevailing party and shall include in the award that party's reasonable attorneys' fees and costs. This subparagraph shall apply only if, at the time of the submission of the matter to JAMS, the dispute or issues involved do not arise out of any transaction which is secured by real property collateral or, if so secured, all parties consent to such submission.

      As soon as practicable after selection of the arbitrator, the arbitrator, or the arbitrator's designated representative, shall determine a reasonable estimate of anticipated fees and costs of the arbitrator, and render a statement to each party setting forth that party's pro-rata share of said fees and costs. Thereafter, each party shall, within 10 days of receipt of said statement, deposit said sum with the arbitrator. Failure of any party to make such a deposit shall result in a forfeiture by the non-depositing party of the right to prosecute or defend the claim which is the subject of the arbitration, but shall not otherwise serve to abate, stay or suspend the arbitration proceedings.

      D. STEP II - TRIAL BY COURT REFERENCE (CONTRACTS SECURED BY REAL PROPERTY). If the dispute, claim or controversy is not one required or agreed to be submitted to arbitration, as provided in the above subparagraph, and has not been resolved by Step I mediation, then any remaining dispute, claim or controversy shall be submitted for determination by a trial on Order of Reference conducted by a retired judge or justice from the panel of JAMS appointed pursuant to the provisions of Section 638(1) of the California Code of Civil Procedure, or any amendment, addition or successor section thereto, to hear the

                                      (7)
        case and report a statement of decision thereon. The parties intend this general reference agreement to be specifically enforceable in accordance with said section. If the parties are unable to agree upon a member of the JAMS panel to act as referee, then one shall be appointed by the Presiding Judge of the county wherein the hearing is to be held. The parties shall pay in advance, to the referee, the estimated reasonable fees and costs of the reference, as may be specified in advance by the referee. The parties shall initially share equally, by paying their proportionate amount of the estimated fees and costs of the reference. Failure of any party to make such a fee deposit shall result in a forfeiture by the non-depositing party of the right to prosecute or defend any cause of action which is the subject of the reference, but shall not otherwise serve to abate, stay or suspend the reference proceeding.

        E. PROVISIONAL REMEDIES, SELF HELP AND FORECLOSURE. No provision of, or the exercise of any rights under any portion of this Dispute Resolution provision, shall limit the right of any party to exercise self help remedies such as set off, foreclosure against any real or personal property collateral, or the obtaining of provisional or ancillary remedies, such as injunctive relief or the appointment of a receiver, from any court having jurisdiction before, during or after the pendency of any arbitration. At the Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage, or by judicial foreclosure. The institution and maintenance of an action for provisional remedies, pursuit of provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of the right of any party to submit the controversy or claim to arbitration.

9.04. WAIVER OF JURY. The Borrower and the Bank hereby expressly and voluntarily waive any and all rights, whether arising under the California constitution, any rules of the California Code of Civil Procedure, common law or otherwise, to demand a trial by jury in any action, matter, claim or cause of action whatsoever arising out of or in any way related to this Agreement or any other agreement, document or transaction contemplated hereby.

9.05. RESTRUCTURING EXPENSES. In the event the Bank and the Borrower negotiate for, or enter into, any restructuring, modification or refinancing of the Indebtedness under this Agreement for the purposes of remedying an Event of Default. The Bank, may require the Borrower to reimburse all of the Bank's costs and expenses incurred in connection therewith, including, but not limited to reasonable attorneys' fees and the costs of any audit or appraisals required by the Bank to be performed in connection with such restructuring, modification or refinancing.

9.06. ATTORNEYS' FEES. In the event of any suit, mediation, arbitration or other action in relation to this Agreement or any document, instrument or agreement executed with respect to, evidencing or securing the indebtedness hereunder, the prevailing party, in addition to all other sums to which it may be entitled, shall be entitled to reasonable attorneys' fees.

9.07. NOTICES. All notices, payments, requests, information and demands which either party hereto may desire, or may be required to give or make to the other party shall be given or made to such party by hand delivery or through deposit in the United States mail, postage prepaid, or by Western Union telegram, addressed to the address set forth below such party's signature to this Agreement or to such other address as may be specified from time to time in writing by either party to the other.

9.08. WAIVER. Neither the failure nor delay by the Bank in exercising any right hereunder or under any document, instrument or agreement mentioned herein shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any document, instrument or agreement mentioned herein preclude other or further exercise thereof or the exercise of any other right; nor shall any waiver of any right or default hereunder or under any document, instrument or agreement mentioned herein constitute a waiver of any other right or default or constitute a waiver of any other default of the same or any other term or provision.

9.09. CONFLICTING PROVISIONS. To the extent that any of the terms or provisions contained in this Agreement are inconsistent with those contained in any other document, instrument or agreement executed pursuant hereto, the terms and provisions contained herein shall control. Otherwise, such provisions shall be considered cumulative.

9.10. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the rights to assign its rights hereunder or any interest herein without the Bank's prior written consent. The Bank may sell, assign or grant participations in all or any portion of its rights and benefits hereunder. The Borrower agrees that, in connection with any such sale, grant or assignment, the Bank may deliver to the prospective buyer, participant or assignee financial statements and other relevant information relating to the Borrower and any guarantor.

9.11. JURISDICTION. This Agreement, any notes issued hereunder, the rights of the parties hereunder to and concerning the Collateral, and any documents, instruments or agreements mentioned or referred to herein shall be governed by and construed according to the laws of the State of California, to the jurisdiction of whose courts the parties hereby submit.

9.12. HEADINGS. The headings set forth herein are solely for the purpose of identification and have no legal significance.

9.13. ENTIRE AGREEMENT. This Agreement and all documents, instruments and agreements mentioned herein constitute the entire and complete understanding of the parties with respect to the transactions contemplated hereunder. All previous conversations, memoranda and writings between the parties or pertaining to the transactions contemplated hereunder that are not incorporated or referenced in this Agreement or in such documents, instruments and agreements are superseded hereby.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first hereinabove written.

BANK:                                        BORROWER:

SANWA BANK CALIFORNIA                        ATG INC.

BY: /s/ JOHN NORAWONG                        BY: /s/ DOREEN CHIU
   ------------------------------------         --------------------------------
   JOHN NORAWONG, AUTHORIZED OFFICER            DOREEN CHIU, PRESIDENT

ADDRESS:                                     ADDRESS:

Oakland Main Office                          47375 Fremont Boulevard
2127 Broadway                                Fremont, CA 94538
Oakland, CA 94612

                                      (8)

[LOGO OF SANWA BANK APPEARS HERE]

                        LOAN DISBURSEMENT INSTRUCTIONS
                        ($8,000,000.00 Line of Credit)

Date: July 1, 1998                                     Loan Number:_____________

The undersigned hereby instructs Sanwa Bank California to disburse the proceeds of this loan as shown below:

                                 DISBURSEMENT                            AMOUNT

1. CREDITED TO THE FOLLOWING ACCOUNT: Any and all future              $_________
   Advances shall be deposited into checking account
   #1138-55652 upon the request of the Borrower.

2. PAY OFF THE FOLLOWING LOAN WITH SANWA BANK CALIFORNIA: Obligation $_________ #83 or renew to the same obligation number as applicable.

                                                                      ==========

                                                             TOTAL:   $_________

                                             BORROWER:

                                             ATG INC.

                                             BY: /s/ Doreen Chic
                                                --------------------------------
                                                Doreen Chic, President

                                      (1)

[LOGO OF SANWA BANK APPEARS HERE]

                              CONTINUING GUARANTY

For value received and in consideration of the extension credit by of SANWA BANK CALIFORNIA (the "Bank") to ATG INC. (the "Debtor") or the benefits to the undersigned derived therefrom, the undersigned (the "Guarantor"), guarantees and promises to pay to the Bank any and all Indebtedness (as defined below) and agrees as follows:

1. INDEBTEDNESS. The term "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, guaranties and liabilities of the Debtor heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether direct or acquired by the Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether the Debtor may be liable individually or jointly with others, or whether recovery upon any Indebtedness may be or hereafter becomes barred by any statute of limitations or whether any Indebtedness may be or hereafter becomes otherwise unenforceable.

2. GUARANTY. The Guarantor unconditionally agrees to pay to the Bank or its order, on demand, an amount equal to the amount of Indebtedness or otherwise perform any obligation of the Debtor undertaken pursuant to any Indebtedness. In addition to any maximum principal liability hereunder, the Guarantor agrees to
(i) bear the expenses enumerated hereunder in the paragraph herein entitled "Attorneys' Fees" and (ii) pay interest on the Indebtedness at the rate(s) applicable thereto. Notwithstanding the foregoing, the Bank may allow the Indebtedness to exceed the Guarantor's liability hereunder. Any payment by the Guarantor shall not reduce the maximum principal obligation of the Guarantor hereunder unless written notice to that effect is actually received by the Bank at or prior to the time of such payment. Any payment by the Debtor or any other person shall not reduce the Guarantor's maximum principal liability hereunder.

3. RIGHT TO AMEND OR MODIFY INDEBTEDNESS. The Guarantor authorizes the Bank, at its sole discretion, with or without notice and without affecting the Guarantor's liability hereunder, from time to time to: (i) change the time or manner of payment of any Indebtedness by renewal, extension, modification, acceleration or otherwise; (ii) alter or change any provision of any Indebtedness including, but not limited to, the rate of interest thereon, and any document, instrument or agreement (other than this Guaranty) evidencing, guaranteeing, securing or related to any Indebtedness; (iii) release, discharge, exonerate, substitute or add one or more parties liable on any Indebtedness or one or more parties liable on any Indebtedness or one or more endorsers, cosigners or guarantors for any Indebtedness; (iv) obtain collateral for the payment of any Indebtedness or any Guaranty thereof; (v) release existing or after-acquired collateral on such terms as the Bank, in its sole discretion, shall determine; (vi) apply any sums received from the Debtor, any endorser, cosigner, other guarantor or other person liable on any Indebtedness or from the sale or collection of collateral or its proceeds to any indebtedness whatsoever owed or to be owed to the Bank by the Debtor in any order or amount and regardless of whether or not such indebtedness is guaranteed hereby, is secured by collateral or is due and payable; and (vii) apply to any Indebtedness, in any order or amount, regardless of whether such Indebtedness is secured by collateral or is due and payable, any sums received from the Guarantor or from the sale of collateral in which the Guarantor has granted the Bank a security interest.

4. WAIVERS. The Guarantor hereby unconditionally and irrevocably acknowledges and agrees to the matters set forth below:

      A. DEFICIENCY. In the event that any Indebtedness is now or hereafter secured by a deed of trust, the Guarantor waives any defense and all rights and benefits of those laws purporting to state that no deficiency judgment may be recovered on certain real property purchase money obligations (as presently contained in Section 580b of the California Code of Civil Procedure and as it may be amended or superseded in the future) and those laws purporting to state that no deficiency judgment may be recovered after a trustee's sale under a deed of trust ( as presently contained in Section 580d of the California Code of Civil Procedure and as it may be amended or superseded in the future). THE GUARANTOR ACKNOWLEDGES THAT A FORECLOSURE BY A TRUSTEE'S SALE UNDER A DEED OF TRUST MAY RESULT IN THE DESTRUCTION OF THE GUARANTOR'S SUBROGATION RIGHTS THAT MAY OTHERWISE EXIST AND THAT A DESTRUCTION OF THOSE RIGHTS MAY CREATE A DEFENSE TO A DEFICIENCY JUDGEMENT. THE GUARANTOR HEREBY SPECIFICALLY WAIVES ANY SUCH DEFENSE.

      B. ELECTION OF REMEDIES. The Guarantor waives any defense based upon the Guarantor's loss of a right against the Debtor arising from the Bank's election of a remedy on any Indebtedness under bankruptcy or other debtor relief laws or under any other laws, including, but not limited to, those purporting to reduce the Bank's right against the Guarantor in proportion to the principal obligation of any Indebtedness (as presently contained in Section 2809 of the California Civil Code as it may be amended or superseded in the future).

      Without limiting the generality of the foregoing, the Guarantor waives all rights and defenses arising out of an election of remedies by the Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the Debtor by operation of Section 580d of the California Code of Civil Procedure or otherwise.

      C. STATUE OF LIMITATIONS. The Guarantor waives the benefit of the statute of limitations affecting the Guarantor's liability hereunder or the enforcement hereof.

      D. ACTION AGAINST THE DEBTOR AND COLLATERAL (AND OTHER REMEDIES). The Guarantor waives all right to require the Bank to: (i) proceed against the Debtor, any endorser, cosigner, other guarantor or other person liable on Indebtedness; (ii) join the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness in any action or actions that may be brought and prosecuted by the Bank solely and separately against the Guarantor on any Indebtedness; (iii) proceed against any item or items of collateral securing any Indebtedness or any guaranty thereof; or (iv) pursue or refrain from pursuing any other remedy whatsoever in the Bank's power.

      E. DEBTOR'S DEFENSES. The Guarantor waives any defense arising by reason of any disability or other defense of the Debtor, the Debtor's successor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness. Until all Indebtedness has been paid in full, even though it may be in excess of the liability incurred hereby, the Guarantor shall not have any right of subrogation and the Guarantor waives any benefit of and right to participate in any collateral now or hereafter held by the Bank. The Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of sale of any collateral securing any Indebtedness or any guaranty thereof, and notice of existence, creation or incurring of new or additional Indebtedness.

      F. DEBTOR'S FINANCIAL CONDITION. The Guarantor hereby recognizes, acknowledges and agrees that advances may be made in the future from time to time with respect to any Indebtedness without authorization from or notice to the Guarantor even though the financial condition of the Debtor, any endorser, cosigner, other guarantor or other person liable on any Indebtedness may have deteriorated since the date of this Guaranty. The Guarantor waives all right to require the Bank to disclose any information with respect to: (i) any Indebtedness now existing or hereafter incurred;
      (ii) the present or future financial condition, credit or character of the Debtor, any endorser, cosigner, other guarantor or other person liable on any Indebtedness; (iii) any present or future

                                      (1)
          collateral securing any Indebtedness or any guaranty thereof; or (iv) any present or future action or inaction on the part of the Bank, the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness. The Guarantor hereby assumes the responsibility for being informed of the financial condition, credit and character of the Debtor and of all circumstances bearing upon the risk of non-payment of any Indebtedness which diligent inquiry would reveal.

5. RIGHT OF SET-OFF; GRANT OF SECURITY INTEREST. In addition to all liens upon and rights of set-off against any monies, securities or other property of the Guarantor given to the Bank by law, the Bank shall have a security interest in and a right to set off against all monies, securities and other property of the Guarantor now or hereafter in the possession of or on deposit with the Bank, the Bank's agents or any one or more of them, whether held in general or special account or deposit or for safekeeping or otherwise; and each such security interest and right of set-off may be exercised without demand upon or notice to the Guarantor. No action or inaction by the Bank with respect to any security interest or right of set-off shall be deemed a waiver thereof and every right of set-off and security interest shall continue in full force and effect until specifically released by the Bank in writing. The security interest created hereby shall secure all of the Guarantor's obligations under this Guaranty.

6. RIGHT OF FORECLOSURE. The Bank may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing any Indebtedness even though such foreclosure may destroy or diminish the Guarantor's rights against the Debtor. The Guarantor shall be liable to the Bank for any part of any Indebtedness remaining unpaid after any such foreclosure whether or not such foreclosure was for fair market value.

7. SUBORDINATION. Any indebtedness of the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness now or hereafter owed to the Guarantor is hereby subordinated to the Indebtedness. Such indebtedness owed to the Guarantor shall, if the Bank so requests, be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Indebtedness but without reducing or affecting in any manner the liability of the Guarantor set forth herein. Should the Guarantor fail to collect the proceeds of any such indebtedness owed to it and pay the proceeds to the Bank, the Bank, as the Guarantor's attorney-in-fact, may do such acts and sign such documents in the Guarantor's name as the Bank considers necessary to effect such collection.

8. INVALID, FRAUDULENT OR PREFERENTIAL PAYMENTS. The Guarantor agrees that, to the extent the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness makes a payment or payments to, or is credited for any payment or payments made for or on behalf of the Debtor to the Bank, which payment or payments, or any part thereof, is subsequently invalidated, determined to be fraudulent or preferential, set aside or required to be repaid to any trustee, receiver, assignee or any other party whether under any bankruptcy, state or federal law or under any common law or equitable cause or otherwise, then, to the extent thereof, the obligation or part thereof intended to be satisfied thereby shall be revived, reinstated and continued in full force and effect as if such payment or payments had not originally been made or credited.

9. JOINT AND SEVERAL OBLIGATIONS; INDEPENDENT OBLIGATIONS. If more than one Guarantor signs this Guaranty, the obligations hereunder are joint and several. The Guarantor's obligations hereunder are independent of the obligations of the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness and a separate action or actions may be brought and prosecuted against the Guarantor on any Indebtedness.

10. FINANCIAL INFORMATION. The Guarantor hereby agrees to deliver or cause to be delivered to the Bank:

11. ACKNOWLEDGEMENT OF RECEIPT. Receipt of a true copy of this Guaranty is hereby acknowledged by the Guarantor. The Guarantor understands and agrees that this Guaranty shall not constitute a commitment of any nature whatsoever by the Bank to renew or hereafter extend credit to the Debtor. The Guarantor agrees that this Guaranty shall be effective with or without notice from the Bank of the Bank's acceptance hereof.

12. CONTINUING GUARANTY. This Guaranty is a continuing guaranty. Revocation shall be effective only upon written notice personally received by an officer of the Bank at the originating office indicated below or actually received at the originating office by United States mail postage prepaid. Notice shall be effective at any office of the Bank should the originating office no longer be in existence. Revocation shall be effective at the close of the Bank's business day when such notice is actually received. Any revocation shall be effective only as to the revoking party and shall not affect that party's obligation with respect to any Indebtedness existing before such revocation is effective.

13. NON-RELIANCE. In executing this Guaranty, the undersigned is not relying, and has not relied, upon any statement or representation made by the Bank, or any employee, agent or representative of the Bank, with respect to the status, financial condition or other matters related to the Debtor or the relationship between the Debtor and the Bank.

14. MULTIPLE GUARANTIES. If the Guarantor has executed or does execute more than one guaranty of any indebtedness of the Debtor to the Bank, the limits of liability thereunder and hereunder shall be cumulative.

15. SEVERABILITY. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions shall remain effective.

16. CORPORATE OR PARTNERSHIP AUTHORITY. If the Debtor is a corporation or partnership, the Bank need not inquire into the power of the Debtor or the authority of its officers, directors, partners or agents acting or purporting to act in its behalf and any credit granted in reliance upon the purported exercise of such power or authority is guarantied hereunder.

17. SEPARATE PROPERTY. Any married person who signs this Guaranty expressly agrees that recourse may be had against such person's separate property for all obligations hereunder.

18. COLLATERAL. That certain Security Agreement in the amount of $11,000,000.00 dated as of July 1, 1998 between the Guarantor and the Bank on behalf of the Debtor.

19. ASSIGNMENT. The Bank may, with or without notice, assign this Guaranty in whole or in part. This Guaranty shall inure to the benefit of the Bank, its successors and assigns, and shall bind the Guarantor and the Guarantor's heirs, executors, administrators, successors and assigns.

20. WAIVER OF JURY. The Guarantor and the Bank hereby expressly and voluntarily waive any and all rights, whether arising under the California constitution, any rules of the California Code of Civil Procedure, common law or otherwise, to demand a trial by jury in any action, matter, claim or cause of action whatsoever arising out of or in any way related to this Guaranty or any other agreement, document or transaction contemplated hereby.

21.  DISPUTE RESOLUTION.

          A. DISPUTES. It is understood and agreed that, upon the request of any party to this Guaranty, any dispute, claim or controversy of any kind, whether in contract or in tort, statutory or common law, legal or equitable, now existing or hereinafter arising between the parties in any way arising out of, pertaining to or in connection with: (i) this Guaranty, or any related agreements, documents or instruments,
          (ii) all past and present loans, credits, accounts, deposit accounts (whether demand deposits or time deposits), safe deposit boxes, safekeeping agreements, guarantees, letters of credit, goods or services, or other transactions, contracts or agreements of any kind,
          (iii) any incidents, omissions, acts, practices, or occurrences causing injury to any party whereby another party or its agents, employees or representatives may be liable, in whole or in part, or
          (iv) any aspect of the past or present relationships of the parties, shall be resolved through a two-step dispute resolution process administered by the Judicial Arbitration & Mediation Services, Inc. ("JAMS") as follows:

                                      (2)

     B. STEP I - MEDIATION. At the request of any party to the dispute, claim or controversy, the matter shall be referred to the nearest office of JAMS for mediation, which is an informal, non-binding conference or conferences between the parties in which a retired judge or justice from the JAMS panel will seek to guide the parties to a resolution of the case.

     C. STEP II - ARBITRATION (CONTRACTS NOT SECURED BY REAL PROPERTY). Should any dispute, claim or controversy remain unresolved at the conclusion of the Step I Mediation Phase, then (subject to the restriction at the end of this subparagraph) all such remaining matters shall be resolved by final and binding arbitration before a different judicial panelist, unless the parties shall agree to have the mediator panelist act as arbitrator. The hearing shall be conducted at a location determined by the arbitrator in Los Angeles, California (or such other city as may be agreed upon by the parties) and shall be administered by and in accordance with the then existing Rules of Practice and Procedures of JAMS and judgement upon any award rendered by the arbitrator may be entered by any State or Federal Court having jurisdiction thereof. The arbitrator shall determine which is the prevailing party and shall include in the award that party's reasonable attorneys' fees and costs. This subparagraph shall apply only if, at the time of the submission of the matter to JAMS, the dispute or issues involved do not arise out of any transaction which is secured by real property collateral or, if so secured, all parties consent to such submission.

     As soon as practicable after selection of the arbitrator, the arbitrator, or the arbitrator's designated representative, shall determine a reasonable estimate of anticipated fees and costs of the arbitrator, and render a statement to each party setting forth that party's pro-rata share of said fees and costs. Thereafter, each party shall, within 10 days of receipt of said statement, deposit said sum with the arbitrator. Failure of any party to make such a deposit shall result in a forfeiture by the non-depositing party of the right to prosecute or defend the claim which is the subject of the arbitration, but shall not otherwise serve to abate, stay or suspend the arbitration proceedings.

     D. STEP III - TRIAL BY COURT REFERENCE (CONTRACTS SECURED BY REAL PROPERTY). If the dispute, claim or controversy is not one required or agreed to be submitted to arbitration, as provided in the above subparagraph, and has not been resolved by Step I mediation, then any remaining dispute, claim or controversy shall be submitted for determination by a trial on Order of Reference conducted by a retired judge or justice from the panel of JAMS appointed pursuant to the provisions of
     Section 638(1) of the California Code of Civil Procedure, or any amendment, addition or successor section thereof, to hear the case and report a statement of decision thereon. The parties intend this general agreement to be specifically enforceable in accordance with said section. If the parties are unable to agree upon a member of the JAMS panel to act as referee, then one shall be appointed by the Presiding Judge of the county wherein the hearing is to be held. The parties shall pay in advance, to the referee, the estimated reasonable fees and costs of the reference, as may be specified in advance by the referee. The parties shall initially share equally, by paying their proportionate amount of the estimated fees and costs of the reference. Failure of any party to make such a fee deposit shall result in a forfeiture by the non-depositing party of the right to prosecute or defend any cause of action which is the subject of the reference, but shall not otherwise serve to abate, stay or suspend the reference proceeding.

     E. PROVISIONAL REMEDIES, SELF HELP AND FORECLOSURE. No provision of, or the exercise of any rights under any portion of this Dispute Resolution provision, shall limit the right of any party to exercise self help remedies such as set off, foreclosure against any real or personal property collateral, or the obtaining of provisional or ancillary remedies, such as injunctive relief or the appointment of a receiver, from any court having jurisdiction before, during or after the pendency of any arbitration. At the Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage, or by judicial foreclosure. The institution and maintenance of an action for provisional remedies, pursuit of provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of the right of any party to submit the controversy or claim to arbitration.

22. ATTORNEYS' FEES. Whether or not any suit, action, arbitration or other dispute resolution proceeding is instituted, the Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred in the collection of any Indebtedness, in the protection or preservation of, or realization on, any collateral securing any Indebtedness and in the enforcement by the Bank of this Guaranty.

23. GOVERNING LAW. This Guaranty shall be governed by and construed according to the laws of the State of California and the Guarantor hereby submits to the jurisdiction of the courts of the State of California.

24. ENTIRE AGREEMENT. This Guaranty and all documents, instruments and agreements mentioned herein constitute the entire and complete understanding of the parties with respect to the transactions contemplated hereunder. All previous conversations, memoranda and writings between the parties pertaining to the transactions contemplated hereunder not incorporated or referenced in this Guaranty or in such documents, instruments and agreements are superseded hereby.

25. HEADINGS. The headings used herein are solely for the purpose of indentification and have no legal significance.

26.  ADDRESS OF THE BANK. The Bank's originating office under this Guaranty is:
Oakland Main Office, 2127 Broadway, Oakland, CA 94612.

27. MAXIMUM PRINCIPAL LIABILITY. THE MAXIMUM PRINCIPAL LIABILITY UNDER THIS GUARANTY IS the amount of $11,000,000.00, plus interest at the rate(s) applicable to any Indebtedness as set forth in the paragraph herein entitled "Guaranty" and the expenses enumerated in the paragraph herein entitled "Attorneys' Fees".

This Guaranty is made as of July 1, 1998, which shall be the date of this Guaranty.

Executed by the undersigned Guarantor as of the date set forth above.

GUARANTOR:

ATG RICHLAND CORPORATION

BY:/s/ DOREEN CHIU
   --------------------------------
   DOREEN CHIU, PRESIDENT


ADDRESS:

2025 Battelle Boulevard
Richland, WA 99352

[LOGO OF SANWA BANK CALIFORNIA APPEARS HERE]

                              SECURITY AGREEMENT

This Security Agreement ("Agreement") is made and entered into this 1st day of July, 1998 by and between SANWA BANK CALIFORNIA (THe "Bank") and ATG RICHLAND CORPORATION (the "Grantor").

1. GRANT OF SECURITY INTEREST. The Grantor hereby grants to the Bank a security interest in and to all of the following property (hereinafter collectively referred to as the "Collateral"):

     A. EQUIPMENT. All goods and equipment ("Equipment") now owned or hereafter acquired by the Grantor or in which the Grantor now has or may hereafter acquire any interest including, but not limited to, all machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles of every kind and description and all additions, accessions, improvements, replacements and substitutions thereto and thereof.

     B. INVENTORY. All inventory ("Inventory") now owned or hereafter acquired by the Grantor including, but not limited to, all raw materials, work in process, finished goods, merchandise, parts and supplies of every kind and description, including inventory temporarily out of the Grantor's custody or possession, together with all returns on accounts.

     C. ACCOUNTS AND CONTRACT RIGHTS. All accounts and contract rights now owned or hereafter created or acquired by the Grantor, including but not limited to, all receivables and all rights and benefits due to the Grantor under any contract or agreement.

     D. GENERAL INTANGIBLES. All general intangibles now owned or hereafter created or acquired by the Grantor, including but not limited to, goodwill, trademarks, trade styles, trade names, patents, patent applications, software, customer lists and business records.

     E. CHATTEL PAPER AND DOCUMENTS. All documents, instruments and chattel paper now owned or hereafter acquired by the Grantor.

     F. MONIES AND OTHER PROPERTY IN POSSESSION. All monies, and property of the Grantor now or hereafter in the possession of the Bank or the Bank's agents, or any one of them, including, but not limited to, all deposits accounts, certificates of deposit, stocks, bonds, indentures, warrants, options and other negotiable and non-negotiable securities and instruments, together with all stock rights, rights to subscribe, liquidating dividends, cash dividends, payments, dividends paid in stock, new securities or other property to which the Grantor may become entitled to receive on account of such property.

The Bank's security interest in the Collateral shall be a continuing lien and shall include all proceeds and products of the Collateral including but not limited to, the proceeds of any insurance thereon.

2. THE INDEBTEDNESS. The Collateral secures payment of all obligations and indebtedness pursuant to that certain Guaranty in favor of the Bank dated July 1, 1998, executed by ATG Richland Corporation with the maximum principal liability of $11,000,000.00 plus interest, fees, attorney's fees and other costs and expenses related to the indebtedness guarantied. The indebtedness and obligations secured hereby (hereinafter referred to as the "Indebtedness") shall include any and all modifications, extensions and renewals of such obligations or indebtedness and performance of all the terms, covenants and agreements contained in this Security Agreement and in any other document, instrument or agreement evidencing or related to the Indebtedness or the Collateral.

The Indebtedness secured hereby shall not include any indebtedness incurred for personal, family or household purposes except to the extent any disclosure required under any consumer protection law (including but not limited to the Truth in Lending Act) or any regulation thereto, as now existing or hereafter amended, is or has been given.

3. GRANTOR'S REPRESENTATIONS AND WARRANTIES. The Grantor hereby makes the following representations and warranties to the Bank, which representations and warranties are continuing:

     A. STATUS. The Grantor is a corporation duly organized and validly existing under the laws of the State of Washington and is properly licensed, qualified to do business and in good standing in, and, where necessary to maintain the Grantor's rights and privileges, has complied with the fictitious name statue of every jurisdiction in which the Grantor is doing business.

     B. AUTHORITY. The execution, delivery and performance by the Grantor of this Security Agreement and any instrument, document or agreement required hereunder have been duly authorized and do not and will not: (i) violate any provision of any law, rule, regulation, writ, judgment or injunction presently in effect affecting the Grantor; (ii) require any consent or approval of the stockholders or violate any provision of the articles of incorporation or by-laws of the Grantor; or (iii) result in a breach of or constitute a default under any material agreement to which the Grantor is a party or by which the Grantor's properties may be bound or affected.

     C. LEGAL EFFECT. This Security Agreement constitutes, and any document, instrument or agreement required hereunder when delivered will constitute, legal, valid and binding obligations of the Grantor enforceable against the Grantor in accordance with their respective terms.

     D. FICTITIOUS TRADE STYLES. The Grantor currently uses no fictitious trade styles in connection with its business operations. The Grantor shall notify the Bank within thirty (30) days of the use of any fictitious trade style at any future date, indicating the trade style and state(s) of its use.

     E. TITLE TO COLLATERAL; PERMITTED LIENS. The Grantor has good and marketable title to the Collateral and the same is not now and shall not become subject to any security interest, encumbrance, lien or claim of any third person other than: (i) liens and security interests securing the Indebtedness or other indebtedness owned to the Bank: (ii) liens for taxes, assessments or similar charges either not yet due or being contested in good faith: (iii) liens of mechanics, materialmen, warehousemen, carriers or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent: (iv) purchase money liens or purchase money security interests upon or in any property acquired or held by the Grantor in the ordinary course of business to secure indebtedness outstanding on the date hereof or permitted to be incurred hereunder: (v) liens and security interests which, as of the date hereof, have been disclosed to and approved by the Bank in writing: and (vi) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of the Grantor's assets (collectively, the "Permitted Liens").

     F. FINANCIAL STATEMENTS. All financial statements, information and other data now or hereafter submitted to the Bank by the Grantor in connection with the transaction with respect to which this Security Agreement is entered into are true, accurate and correct and have been or will be prepared in accordance with generally accepted accounting principles consistently applied. Since the most recent submission of any such financial statement, information or other data to the Bank, the Grantor represents and warrants that no material adverse change in financial condition or operations as disclosed therein or thereby has

                                      (1)
     occurred which has not been fully disclosed to the Bank in writing.

     G. LITIGATION. Except as have been disclosed to the Bank in writing, there are no actions, suits or proceedings pending or, to the knowledge of the Grantor, threatened against or affecting the Grantor or the Grantor's properties before any court or administrative agency which, if determined adversely to the Grantor, would have a material adverse effect on the Grantor's financial condition, operations or the Collateral.

     H. TAXES. The Grantor has filed all tax returns required to be filed and paid all taxes shown thereon to be due, including interest and penalties, other than taxes which are currently payable without penalty or interest or those which are being duly contested in good faith.

4. GRANTOR'S COVENANTS. The Grantor covenants and agrees that, unless the Bank otherwise consents in writing, the Grantor shall at all times:

     A. MAINTENANCE OF INSURANCE. Keep and maintain the Collateral insured for not less than its full replacement value against all risks of loss and damage and maintain such other insurance as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Grantor operates and maintain such other insurance and coverages as may be required by the Bank. All such insurance shall be in form and amount and with companies satisfactory to the Bank. With respect to insurance covering the Collateral, such insurance shall name the Bank as loss payee pursuant to a loss payable endorsement satisfactory to the Bank and shall not be altered or canceled except upon 10 days' prior written notice to the Bank. Upon the Bank's request, the Grantor shall furnish the Bank with the original policy or binder of all such insurance.

     B. MAINTENANCE OF COLLATERAL. Except for Permitted Liens, keep and maintain the Collateral free and clear of all levies, liens, encumbrances and other security interests (including, but not limited to, any lien of attachment, judgment or execution) and defend the Collateral against any such levy, lien, encumbrance or security interest; comply with all laws, statutes and regulations pertaining to the Collateral, its use and operation; execute, file and record such statements, notices and agreements, take such actions and obtain such certificates and other documents necessary to perfect, evidence and continue the Bank's security interest in the Collateral and the priority thereof; maintain accurate and complete records of the Collateral; and properly care for, house, store and maintain the Collateral in good condition, free of misuse, abuse and deterioration, other than normal wear and tear.

     C.  LOCATION AND MAINTENANCE OF EQUIPMENT.

          (i) LOCATION. The Equipment shall at all times be in the Grantor's physical possession, shall not be held for sale or lease and shall be kept only at the following location(s): 2025 Battelle Boulevard, Richard, WA 99352.

          The Grantor shall not secrete, abandon or remove, or permit the removal of, the Equipment, or any part thereof, from the location(s) shown above or remove or permit to be removed any accessories now or hereafter placed upon the Equipment.

          (ii) EQUIPMENT SCHEDULES. Upon the Bank's demand, the Grantor shall immediately provide the Bank with a complete and accurate description of the Equipment including, as applicable, the make, model, identification number and serial number of each item of Equipment. In addition, the Grantor shall immediately notify the Bank of the acquisition of any new or additional Equipment or the replacement of any existing Equipment and shall supply the Bank with a complete description of any such additional or replacement Equipment.

          (iii) MAINTENANCE OF EQUIPMENT. The Grantor shall, at the Grantor's sole cost and expense, keep and maintain the Equipment in a good state of repair and shall not destroy, misuse, abuse, illegally use or be negligent in the care of the Equipment or any part thereof. The Grantor shall not remove, destroy, obliterate, change, cover, paint, deface or alter the name plates, serial numbers, labels or other distinguishing numbers or identification marks place upon the Equipment or any part thereof by or on behalf of the manufacturer, any dealer or rebuilder thereof, or the Bank. The Grantor shall not be released from any liability to the Bank hereunder because of any injury to or loss or destruction of the Equipment. The Grantor shall allow the Bank and its representatives free access to and the right to inspect the Equipment at all times and shall comply with the terms and conditions of any leases covering the real property on which the Equipment is located and any orders, ordinances, laws, regulations or rules of any federal, state or municipal agency or authority having jurisdiction of such real property or the conduct of business of the persons having control or possession of the Equipment.

          (iv) FIXTURES. The Equipment is not now and shall not at any time hereafter be so affixed to the real property on which it is located as to become a fixture or a part thereof. The Equipment is now and shall at all times hereafter be and remain personal property of the Grantor.

     D. LOCATION AND QUALITY OF INVENTORY. The Inventory (i) is now and shall at all times hereafter be of good and merchantable quality and free from defects: (ii) is not now and shall not at any time hereafter be stored with a bailee, warehouseman or similar party without the Bank's prior written consent and, in such event, the Grantor will concurrently therewith cause any such bailee, warehouseman or similar party to issue and deliver to the Bank, in form acceptable to the Bank, warehouse receipts in the Bank's name evidencing the storage of inventory; (iii) shall at all times (except as otherwise permitted by this section) be in the Grantor's physical possession; (iv) shall not be held by others on consignment, sale on approval, or sale or return; and (v) shall be kept only at the following locations(s): 2025 Battelle Boulevard, Richland, WA 99352.

     E. INSPECTION RIGHTS. At any reasonable time and from time to time, permit the Bank or any representative thereof to examine and make copies of the records and visit the properties of the Grantor and discuss the business and operations of the Grantor with any employee or representative thereof. If the Grantor now or at any time hereafter maintains any records (including, but not limited to, computer generated records and computer programs for the generation of such records) in the possession of a third party, the Grantor hereby agrees to notify such third party, to permit the Bank free access to such records at all reasonable times and to provide the Bank with copies of any records it may request, all at the Grantor's expense, the amount of which shall be payable immediately upon demand.

     F. REPORTING REQUIREMENTS. Promptly upon the Bank's request, deliver or cause to be delivered to the Bank such information pertaining to the Grantor, the Collateral or such other matters as the Bank may reasonably request.

     G. TRANSFER OF COLLATERAL. Not sell, contract for sale, convey, transfer, assign, lease or sublet any of the Collateral except in the ordinary course of business as presently conducted by the Grantor and then, only for full, fair and reasonable consideration.

     H. PAYMENT OF OBLIGATIONS. Pay all of the Grantor's liabilities and obligations when due.

     I. COMPENSATION OF EMPLOYEES. Compensate the Grantor's employees for services rendered at an hourly rate at least equal to the minimum hourly rate prescribed by any applicable federal or state law or regulation.

     J. NOTICES. Give the Bank prompt written notice of: (i) any change in the Grantor's place of business or the acquisition of more than one place of business: (ii) any proposed or actual change in the Grantor's name, identity or business nature; (iii) any change in the location of any Collateral; (iv) any Event of Default; (v) litigation, arbitration or administrative proceedings to which the Grantor is a party and which affects the Collateral and in which the claim or liability exceeds $100,000.00; and (vi) any other matter which has resulted in, or might result in, a material adverse change in the Collateral or the financial condition or business operations of the Grantor.

5. EVENTS OF DEFAULT. Any one or more of the following described events shall constitute an event of default ("Event of Default") hereunder:

     A. NON-PAYMENT. There shall occur a failure to pay when due any payment of principal or interest or any other sum referred to in this Security Agreement

                                      (2)
     or under any other document, instrument or agreement evidencing or relating to any indebtedness owed by the Grantor to the Bank or owed to the Bank by any obligor on the Indebtedness.

     B. PERFORMANCE UNDER THIS AND OTHER AGREEMENTS. The Grantor shall fail in any material respect to perform or observe any term, covenant or agreement contained in this Security Agreement or in any document, instrument or agreement evidencing or relating to any indebtedness of the Grantor or any indebtedness of any obligor on the Indebtedness (whether such indebtedness is owed to the Bank or third persons), and any such failure (exclusive of the payment of money to the Bank, which failure shall constitute and be an immediate Event of Default if not paid when due or when demanded to be due) shall continue for more than 30 days after written notice from the Bank to the Grantor or the obligor on the Indebtedness of the existence and character of such Event of Default.

     C. REPRESENTATIONS AND WARRANTIES; FINANCIAL STATEMENTS. Any representation or warranty made under or in connection with this Security Agreement or any financial statement or information given in connection with the transaction with respect to which this Security Agreement is entered into shall prove to have been incorrect in any material respect when made or given or when deemed to have been made or given.

     D. INSOLVENCY. The Grantor or any obligor on or any guarantor of the Indebtedness shall: (i) become insolvent or be unable to pay its debts as they mature; (ii) make an assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its properties or assets; (iii) file a voluntary petition in bankruptcy or seeking reorganization or to effect a plan or other arrangement with creditors;
     (iv) file an answer admitting the material allegations of an involuntary petition relating to bankruptcy or reorganization or join in any such petition; (v) become or be adjudicated a bankrupt; (vi) apply for or consent to the appointment of, or consent that an order be made appointing, any receiver, custodian or trustee, for itself or any of its properties, assets or businesses; or (vii) any receiver, custodian or trustee shall have been appointed for all or a substantial part of its properties, assets or businesses and shall not be discharged within 30 days after the date of such appointment.

     E. EXECUTION. Any writ of execution or attachment or any judgment lien shall be issued against the Collateral and shall not be discharged or bonded against or released within 30 days after the issuance or attachment of such writ or lien.

     F. IMPAIRMENT OF COLLATERAL. There shall occur any injury or damage to all or any part of the Collateral or all or any part of the Collateral shall be lost, stolen or destroyed.

     G. REVOCATION OR LIMITATION OF GUARANTY. Any guaranty given with respect to the Indebtedness shall be revoked or limited or its enforceability or validity shall be contested by any guarantor, by operation of law, legal proceeding or otherwise or any guarantor who is a natural person shall die.

     H. SUSPENSION. The Grantor or any obligor on the Indebtedness shall voluntarily suspend the transaction of business or allow to be suspended, terminated, revoked or expired any permit, license or approval of any federal, state or municipal agency or authority necessary to conduct such person's business as now conducted.

     I. CHANGE IN OWNERSHIP. There shall occur a sale, transfer, disposition or encumbrance (whether voluntary or involuntary), or an agreement shall be entered into to do so, with respect to more than 10% of the issued and outstanding capital stock of the Grantor or any obligor on the Indebtedness, if a corporation, or there shall occur a change in any general partner or a change affecting the control of the Grantor or any obligor on the Indebtedness, if a partnership.

6. BANK'S RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default, the Bank may, at its sole and absolute election, without demand and only upon such notice as may be required by law:

     A. ACCELERATION. Declare the Indebtedness and any or all other indebtedness owing to the Bank by the Grantor or any obligor on the Indebtedness (however such indebtedness may be evidenced or secured) immediately due and payable, whether or not otherwise due and payable.

     B. CEASE EXTENDING CREDIT. Cease extending credit to or for the account of the Grantor or any obligor on the Indebtedness under any agreement now existing or hereafter entered into with the Bank.

     C. TERMINATION. Terminate any agreement as to any future obligation of the Bank without affecting the Grantor's obligations to the Bank or the Bank's rights and remedies under this Security Agreement or under any other document, instrument or agreement.

     D. SEGREGATE COLLECTIONS. Require the Grantor to segregate all collections and proceeds of the Collateral so that they are capable of identification and to deliver such collections and proceeds to the Bank, in kind, without commingling, at such times and in such manner as required by the Bank.

     E. RECORDS OF COLLATERAL. Require the Grantor to periodically deliver to the Bank records and schedules showing the status, condition and location of the Collateral and such contracts or other matters which affect the Collateral. In connection herewith, the Bank may conduct such audits or other examinations of such records, including, but not limited to, verification of balances owing by any account debtor of the Grantor, as the Bank, in its sole and absolute discretion, deems necessary.

     F. NOTIFICATION OF ACCOUNT DEBTORS. Notify any or all of the Grantor's account debtors, buyers or transferees of the Collateral or other persons of the Bank's interest in the Collateral and the proceeds thereof and instruct such person(s) to thereafter make any payment due the Grantor directly to the Bank.

     The Grantor hereby irrevocably constitutes and appoints the Bank as its attorney-in-fact to (i) endorse the name of the Grantor on any notes, acceptances, checks, drafts, money orders or other evidence of payment that may come into the Bank's possession; (ii) sign the name of the Grantor on any invoice or bill of lading relating to any of the Collateral; (iii) notify post office authorities to change the address for delivery of mail addressed to the Grantor to such address as the Bank may designate and take possession of and open mail addressed to the Grantor and remove therefrom proceeds of and payments on the Collateral; and (iv) demand, receive and enforce payment and give receipts, releases and satisfactions for and sue for all money payable to the Grantor. All of the preceding may be done either in the name of the Bank or in the name of the Grantor with the same force and effect as the Grantor could have done had this Security Agreement not been entered into.

     G. COMPROMISE. Grant extensions, compromise claims and settle any account for less than the amount owing thereunder, all without notice to the Grantor or any obligor on or any guarantor of the Indebtedness.

     H. PROTECTION OF SECURITY INTEREST IN COLLATERAL. Make such payments and do such acts as the Bank, in its sole judgment, considers necessary and reasonable to protect its security interest in the Collateral. The Grantor hereby irrevocably authorizes the Bank to pay, purchase, contest or compromise any encumbrance, lien or claim which the Bank, in its sole judgment, deems to be prior or superior to its security interest. Further, the Grantor hereby agrees to pay to the Bank, upon demand therefor, all expenses and expenditures (including attorneys' fees) incurred in connection with the foregoing.

     I. FORECLOSURE. Enforce any security interest or lien given or provided for under this Security Agreement or under any other document relating to the Collateral, in such manner and such order, as to all or any part of the Collateral, as the Bank, in its sole judgment, deems to be necessary or appropriate and the Grantor hereby waives any and all rights, obligations or defenses now or hereafter established by law relating to the foregoing. In the enforcement of its security interest in the Collateral, the Bank is authorized to enter upon the premises where any Collateral is located and take possession of the Collateral or

                                      (3)
     any part thereof, together with the Grantor's records pertaining thereto, or the Bank may require the Grantor to assemble the Collateral and records pertaining thereto and make such Collateral and records available to the Bank at a place designated by the Bank. The Bank may sell the Collateral or any portions thereof, together with all additions, accessions and accessories thereto, giving only such notices and following only such procedures as are required by law, at either a public or private sale, or both, with or without having the Collateral present at the time of sale, which sale shall be on such terms and conditions and conducted in such manner as the Bank determines in its sole judgment to be commercially reasonable. Any deficiency which exists after the disposition or liquidation of the Collateral shall be a continuing liability or any obligor on or any guarantor of the Indebtedness and shall be immediately paid to the Bank.

     J. APPLICATION OF PROCEEDS. All amounts received by the Bank as proceeds from the disposition or liquidation of the Collateral shall be applied as follows: first, to the costs and expenses of collection, including court costs and reasonable attorneys' fees, whether or not suit is commenced by the Bank; next, to those costs and expenses incurred by the Bank in protecting, preserving, enforcing, collecting, selling or disposing of the Collateral; next, to the payment of accrued and unpaid interest on all of the Indebtedness; next, to the payment of the outstanding principal balance of the Indebtedness; and last, to the payment of any other indebtedness owned by the Grantor to the Bank. Any excess Collateral or excess proceeds existing after the disposition or liquidation of the Collateral will be returned or paid by the Bank to the Grantor.

     K. NON-EXCLUSIVITY OF REMEDIES. Exercise one or more of the Bank's rights set forth herein or seek such other rights or pursue such other remedies as may be provided by law, in equity or in any other agreement now existing or hereafter entered into between the Bank and the Grantor or any obligor on or guarantor of the Indebtedness, or otherwise.

7.  MISCELLANEOUS PROVISIONS.

     A. AMOUNTS PAYABLE UNDER THIS SECURITY AGREEMENT. If the Grantor fails to pay on demand the amount of any obligations referred to in this Security Agreement, the Bank may pay such amount at its option and without any obligation to do so and without waiving any default occasioned by the Grantor's failure to pay such amount. All amounts so paid by the Bank, together with reasonable attorneys' fees and all other costs, charges and expenses relating to the Indebtedness, shall be a part of the Indebtedness and shall bear interest at the highest rate chargeable on any Indebtedness until paid in full.

     B. OTHER TERMS. Terms not otherwise defined in this Security Agreement shall have the meanings attributed to such terms in the California Uniform Commercial Code.

     C. RELIANCE. Each warranty, representation, covenant and agreement contained in this Security Agreement shall be conclusively presumed to have been relied upon by the Bank regardless of any investigation made or information possessed by the Bank and shall be cumulative and in addition to any other warranties, representations, covenants or agreements which the Grantor shall now or hereafter give, or cause to be given, to the Bank.

     D. ATTORNEYS' FEES. In the event of any action in relation to this Security Agreement, the Collateral or any document, instrument or agreement secured hereby or related hereto, the prevailing party, in addition to all other sums to which it may entitled, shall be entitled to reasonable attorneys' fees.

     E. NOTICES. All notices, payments, requests, information and demands which either party hereto may desire, or be required to give or make to the other party, shall be given or made to such party by hand delivery or through deposit in the United States mail, postage prepaid, or by Western Union telegram addressed to the address set forth below such party's signature to this Security Agreement or to such other address as may be specified from time to time in writing by either party to the other.

     F. WAIVER. Neither the failure nor delay by the Bank in exercising any right hereunder or under any document, instrument or agreement mentioned herein shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any other document, instrument or agreement mentioned herein preclude other or further exercise thereof or the exercise of any other right; nor shall any waiver of any right or default hereunder or under any other document, instrument or agreement mentioned herein constitute a waiver of any other right or default or constitute a waiver of any other default of the same or any other term or provision.

     G. ASSIGNMENT. This Security Agreement shall be binding upon the inure to the benefit of the Grantor and the Bank and their respective successors and assigns, except that the Grantor shall not have the right to assign the Grantor's rights hereunder or any interest herein without the Bank's prior written consent. The Bank may sell or assign all or any portion of its rights and benefits hereunder and, in connection therewith, may deliver to such prospective buyer or assignee financial statements and other relevant information pertaining to the Grantor or any obligor on the Indebtedness.

     H. SEVERABILITY. Should any one or more provisions of this Security Agreement be determined to be illegal or unenforceable, all other provisions shall remain effective.

     I. JURISDICTION. This Security Agreement and the rights of the parties hereunder to and concerning the Collateral, and any documents, instruments or agreements mentioned or referred to herein, shall be governed by and construed according to the laws of the State of California, to the jurisdiction of whose courts the parties hereby submit.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed as of the date first hereinabove written.

BANK:                                           GRANTOR:

SANWA BANK CALIFORNIA                           ATG RICHLAND CORPORATION

BY: /s/ John Norawong                           BY: /s/ Doreen Chiu
   ---------------------------------               -----------------------------
   John Norawong, Authorized Officer               Doreen Chiu, President


ADDRESS:                                        ADDRESS:

Oakland Main Office                             2025 Battelle Boulevard
2127 Broadway                                   Richland, WA 99352
Oakland, CA 94612

                                      (4)

                       RIDER TO LINE OF CREDIT AGREEMENT

     This Rider shall be deemed to be subject to the terms of that certain Line of Credit Agreement dated as of July 1, 1998 by and between Bank and Borrower, as it may be amended from time to time, and any and all addenda and riders thereto (collectively the "Agreement"). Unless otherwise defined herein, all terms used in this Rider shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Rider conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

     In addition to the covenants contained in Section 6 of the Agreement, Borrower shall perform all acts reasonably necessary to ensure that Borrower becomes Year 2000 Compliant in a timely manner. Such acts shall include performing a review and assessment of all of Borrower's systems and adopting a plan with a budget for the remediation and testing of such systems. For the purposes hereof, "Year 2000 Complaint" shall mean that all software, hardware, firmware, equipment, goods or systems, utilized by and material to the business operations or financial condition of the Borrower, will properly perform date sensitive functions before, during and after the Year 2000. Borrower shall use its best efforts to remain informed as to whether its major customers, suppliers and vendors are Year 2000 Complaint. Borrower shall, upon the Bank's request, provide Bank with such certifications or other evidence of Borrower's compliance with the terms hereof as Bank may from time to time require.

     Except as specifically provided in this Rider, all other terms, conditions and covenants contained in the Agreement shall remain unchanged and shall continue in full force and effect.

     IN WITNESS WHEREOF, this Rider has been executed by the parties hereto as of the date first hereinabove written.

BANK:                                        BORROWER:

SANWA BANK CALIFORNIA                        ATG INC.

By: /s/ John Norawong                        By: /s/ Doreen Chiu
  ----------------------------------            ----------------------------
  John Norawong, Authorized Officer             Doreen Chiu, President

[LOGO OF SANWA BANK, CALIFORNIA APPEARS HERE]


                   CERTIFIED CORPORATE RESOLUTION TO BORROW

WHEREAS, ATG INC., (the "Corporation") has made application to SANWA BANK CALIFORNIA (the "Bank") for credit accommodations which may consist of but shall in no way be limited to the following: the renewal, continuation or extension of an existing obligation; the extension of a new loan, line of credit or commitment; the issuance of letters of credit or banker's acceptances; or the purchase or sale through the Bank of foreign currencies.

RESOLVED, that any one (1) of the following named officers, employees, or agents of the Corporation, whose signatures are shown below:

     NAME                POSITION                            SIGNATURE
     ----                --------                            ---------

     DOREEN CHIU         President                     /s/ Doreen Chiu
                                                       ---------------------

     FRANK CHIU          Vice President/Secretary      /s/ Frank Chiu
                                                       ---------------------
is authorized, in the name of and on behalf of the Corporation to take the following actions:

     1. Borrow money from the Bank in such amounts and upon such terms and conditions as are agreed upon by the officers of the Corporation and the Bank; and execute and deliver or endorse such evidences of indebtedness or renewals thereof or agreements therefor as may be required by the Bank, all in such form and content as the officers of the Corporation executing such documents shall approve (which approval shall be evidenced by the execution and delivery of such documents); provided, however, that the maximum amount of such indebtedness shall not exceed the principal sum of $11,000,000.00 exclusive of any interest, fees, attorneys' fees and other costs and expenses related to the indebtedness.

     2. Grant security interests and liens in any real, personal or other property belonging to or under the control of the Corporation as security for any indebtedness of the Corporation to the Bank; and execute and deliver to the Bank any and all security agreements, pledges, mortgages, deeds of trust and other security instruments and any other documents to effectuate the grant of such security interests and liens, which security instruments and other documents shall be in such form and content as the officers of the Corporation executing such security instruments and other documents shall approve and which approval shall be evidenced by the execution and delivery of such security instruments and other documents.

     3. Waive on behalf of the Corporation, and in any agreement, instrument, or document executed by the Corporation include a waiver of, any and all rights of the Corporation to require the Bank to adhere to certain processes, including without limitation, the right to a jury trial in an action or suit against the Bank.

     4. Execute such evidences of indebtedness, agreements, security instruments and other documents and to take such other actions as are herein authorized.

     5. Include in any agreement, instrument or document executed by the Corporation in connection with the actions herein authorized a provision requiring that any dispute arising under such agreement, instrument or document shall be resolved by mediation, arbitration, or other similar dispute resolution method.

     6. Sell to or discount or re-discount with the Bank any and all negotiable instruments, contracts or instruments or evidences of indebtedness at any time held by the Corporation; and endorse, transfer and deliver the same, together with guaranties of payment or repurchase thereof, to the Bank (for which the Bank is hereby authorized and directed to pay the proceeds of such sale, discount or re-discount as directed by such endorsement without inquiring into the circumstances of its issue or endorsement or the disposition of such proceeds).

     7. Apply for letters of credit or seek the issuance of banker's acceptances under which the Corporation shall be liable to the Bank for repayment.

     8. Purchase and sell foreign currencies, on behalf of the Corporation, whether for immediate or future delivery, in such amounts and upon such terms and conditions as the officers of the corporation may deem appropriate, and give any instructions for transfers or deposits of monies by check, drafts, cable, letter or otherwise for any purpose incidental to the foregoing, and authorize or direct charges to the depository account or accounts of the Corporation for the cost of any foreign currencies so purchased through the Bank.

     9. Designate in writing to the Bank in accordance with the terms of any agreement or other document executed by the above-named individuals one or more individuals who shall have the authority as provided herein, to (a) request advances under lines of credit extended by the Bank to the Corporation; (b) apply for letters of credit or seek the issuance of banker's acceptances under which the Corporation shall be liable to the Bank for repayment; (c) make deposits and receive and execute receipts for deposits on accounts of the Corporation maintained with the Bank; (d) make withdrawals and receive and execute receipts for withdrawals on account of the Corporation maintained with the Bank; and (e) purchase and sell foreign currencies.

     10. Transact any other business with the Bank incidental to the powers hereinabove stated.

RESOLVED FURTHER, that all such evidences of indebtedness, agreements, security instruments and other documents executed in the name of and on behalf of the Corporation and all such actions taken on behalf of the Corporation in connection with the matters described herein are hereby ratified and approved.

RESOLVED FURTHER, that the Bank is authorized to act upon these resolutions until written notice of their revocation is delivered to the Bank.

RESOLVED FURTHER, that any resolution set forth herein is in addition to and does not supersede any resolutions previously given by the Corporation to the Bank.

RESOLVED FURTHER, that the Secretary of the Corporation be, and hereby is, authorized and directed to prepare, execute and deliver to the Bank a certified copy of the foregoing resolutions.


I DO HEREBY CERTIFY that I am the Secretary of the ATG Inc., a California corporation, and I do hereby further certify that the foregoing is a true copy of the resolutions of the Board of Directors of the Corporation adopted and approved in accordance with all applicable provisions of law and the Articles and By-Laws of

                                      (1)

IN WITNESS WHEREOF, this certificate is executed on July ?, 1998.


                                             CERTIFIED TO AND ATTESTED BY:

                                               /s/ FRANK CHIU
                                             X ---------------------------------
                                               *Secretary or Assistant Secretary

                                             X _________________________________

*Note: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this certificate should also be signed by a second Officer or Director of the Corporation.

                                      (2)

[LOGO OF SANWA BANK, CALIFORNIA APPEARS HERE]


                CERTIFIED CORPORATE RESOLUTION TO GUARANTY AND
                      GRANT SECURITY INTERESTS AND LIENS

WHEREAS, ATG INC. (the "Borrower") has made application to SANWA BANK CALIFORNIA (the "Bank") for credit accommodations which may consist of but shall in no way be limited to the following: the renewal, continuation or extension of an existing obligation; the extension of a new loan, line of credit or commitment; the issuance of letters of credit or banker's acceptances; or the purchase or sale through the Bank of foreign currencies; and

WHEREAS, the business interests of ATG RICHLAND CORPORATION (the "Corporation") will be benefited by the credit accommodations extended or to be extended from the Bank to the Borrower.

RESOLVED, that any one (1) of the following named officers, employees, or agents of the Corporation, whose signatures are shown below:

    NAME                   POSITION                          SIGNATURE
    ----                   --------                          ---------

    DOREEN CHIU            President                     /s/ Doreen Chiu
                                                         --------------------

    FRANK CHIU             Vice President/Secretary      /s/ Frank Chiu
                                                         --------------------
is authorized, in the name of and on behalf of the Corporation to take the following actions:

    1. Guaranty repayment of any and all indebtedness of the Borrower to the Bank; provided, however, that the maximum amount of indebtedness which may be guaranteed pursuant to this authorization shall not exceed the principal sum of $11,000,000.00 exclusive of any interest, fees, attorneys' fees and other costs and expenses related to such indebtedness. Any such guaranty shall be in such form and content as the officers of the Corporation executing such guaranty shall approve, and which approval shall be evidenced by the execution and delivery of such guaranty.

    2. Grant security interests and liens in any real, personal or other property belonging to or under the control of the Corporation as security for any indebtedness pursuant to a guaranty by the corporation of the Borrower's obligations to the Bank; execute and deliver to the Bank any and all security agreements, pledges, mortgages, deeds of trust and such other security instruments and any other documents to effectuate the grant of such security interests and liens, which security instruments and other documents shall be in such form and content as the officers of the Corporation executing such security instruments and other ducuments shall approve and which approval shall be evidenced by the execution and delivery of such security instruments and other documents; and apply for letters of credit or seek the issuance of banker's acceptances with respect to any obligations secured.

    3. Waive on behalf of the Corporation, and in any agreement, instrument, or document executed by the Corporation include in a waiver of, any and all rights of the Corporation to require the Bank to adhere to certain processes, including without limitation, the right to a jury trial in any action or suit against the Bank.

    4. Include in any agreement, instrument or document executed by the Corporation in connection with the actions herein authorized a provision requiring that any dispute arising under such agreement, instrument or document shall be resolved by mediation, arbitration, or other similar dispute resolution method.

    5. Transact any other business with the Bank incidental to the powers hereinabove stated.

RESOLVED FURTHER, that all documents executed in the name of and on behalf of the Corporation and all such actions taken on behalf of the Corporation in connection with the matters described herein are hereby ratified and approved.

RESOLVED FURTHER, that the Bank is authorized to act upon these resolutions until written notice of their revocation is delivered to the Bank.

RESOLVED FURTHER, that any resolution set forth herein is in addition to and does not supersede any resolutions previously given by the Corporation to the Bank.

RESOLVED FURTHER, that the Secretary of the Corporation be, and hereby is, authorized and directed to prepare, execute and deliver to the Bank a certified copy of the foregoing resolutions.


I DO HEREBY CERTIFY that I am the Secretary of ATG Richland Corporation, a Washington corporation, and I do hereby further certify that the foregoing is a true copy of the resolutions of the Board of Directors of the Corporation adopted and approved in accordance with all applicable provisions of law and the Articles and By-Laws of the Corporation either by unanimous written consent or at a meeting which was duly called and held, at which meeting a majority of the Board of Directors of the Corporation was present and voted in favor of the resolutions.

I HEREBY FURTHER CERTIFY that such resolutions are presently in full force and effect and have not been amended or revoked. I do further certify that the above persons have been duly elected and qualified as and, this day are officers of the Corporation, holding their respective offices appearing by their names, and that the signatures appearing opposite their names are the genuine signatures of such persons.

                                      (1)
the Corporation either by unanimous written consent or at a meeting which was duly called and held,at which meeting a majority of the Board of Directors of the Corporation was present and voted in favor of the resolutions.

I HEREBY FURTHER CERTIFY that such resolutions are presently in full force and effect and have not been amended or revoked. I do further certify that the above persons have been duly elected and qualified as and, this day are, officers of the Corporation, holding their respective offices appearing by their names, and that the signatures appearing opposite their names are the genuine signatures of such persons.

IN WITNESS WHEREOF, this certificate has been executed on July 1, 1998.

                                          CERTIFIED TO AND ATTESTED BY:

                                               /s/ FRANK CHIU
                                          X ------------------------------------
                                               *Secretary or Assistant Secretary

                                          X ____________________________________

*Note: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this certificate should also be signed by a second Officer or Director of the Corporation.

                                      (2)